Exhibit 99.1

Quarterly Financial Supplement

FOR THE PERIOD ENDED JUNE 30, 2020

SITE

QUARTERLY FINANCIAL SUPPLEMENT THE PERIOD ENDED JUNE 30, 2020 SITE

SITE Centers Corp.

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the impact of the outbreak of COVID-19 on the Company’s ability to manage its properties, finance its operations and on tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay rent; the Company’s ability to pay dividends; local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and the Company’s ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture and preferred equity investments; the termination of any joint venture arrangements or arrangements to manage real property and the ability to satisfy conditions of such terminations; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy and our ability to maintain REIT status; and the finalization of the financial statements for the period ended June 30, 2020. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The impacts of the COVID-19 pandemic may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.	For additional information:
3300 Enterprise Parkway	Conor Fennerty, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

FOR IMMEDIATE RELEASE:

SITE Centers Reports Second Quarter 2020 Operating Results

BEACHWOOD, OHIO, July 28, 2020/Business Wire/ -- SITE Centers Corp. (NYSE: SITC) today announced operating results for the quarter ended June 30, 2020.

“Despite unprecedented operating conditions, second quarter results demonstrate the durability of our assets with 100% of our properties operational and over 90% of our tenants currently open for business,” commented David R. Lukes, President and Chief Executive Officer. “Our agreement with Blackstone to unwind our BRE DDR joint ventures further improves our Company’s financial position and outlook with substantial liquidity, no material near-term maturities, and no material capital commitments.”

Results for the Quarter

•

Second quarter net loss attributable to common shareholders was $9.7 million, or $0.05 per diluted share, as compared to net income of $8.9 million, or $0.05 per diluted share, in the year-ago period. The year-over-year decrease in net income was primarily attributable to the impact of the COVID-19 pandemic.

•

Second quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $39.9 million, or $0.21 per diluted share, compared to $57.0 million, or $0.31 per diluted share, in the year-ago period.

Significant Quarter and Recent Activity

•

Entered into agreements with affiliates of Blackstone to terminate the BRE DDR III and BRE DDR IV joint ventures. Additional details are provided in the “BRE DDR Joint Ventures” section of this release.

•

The Company’s Board of Directors suspended payment of dividends on its common shares for the third quarter of 2020. The Board of Directors has not made any decisions with respect to its dividend policy beyond the third quarter of 2020 and intends to maintain compliance with REIT taxable income distribution requirements.

•

Repaid $360 million of the outstanding balance on the Company’s $970 million unsecured lines of credit. Including $128 million of consolidated cash and availability under lines of credit, total liquidity as of June 30, 2020 was $813 million.

•

Issued the Company’s sixth Corporate Responsibility and Sustainability Report. The Report was completed in alignment with the Global Reporting Initiative (GRI) and with the Sustainability Accounting Standards Board (SASB) metrics and frameworks and provides updates on the annual results of the Company’s corporate responsibility and sustainability programs. The full Report can be found at https://www.sitecenters.com/2019CRS.

Key Quarterly Operating Results

•

Reported a decrease of 19.1% in same store net operating income on a pro rata basis for the second quarter of 2020, excluding redevelopment primarily due to the impact of the COVID-19 pandemic.  Including redevelopment, same store net operating income for the second quarter of 2020 decreased by 18.1%.

•

Generated new leasing spreads of 23.1% and renewal leasing spreads of 6.6%, both on a pro rata basis, for the quarter and new leasing spreads of 16.9% and renewal leasing spreads of 3.8%, both on a pro rata basis, for the trailing twelve-month period.

•

Reported a leased rate of 92.4% at June 30, 2020 on a pro rata basis, compared to 92.9% on a pro rata basis at March 31, 2020 and 93.9% at June 30, 2019. The sequential decline was primarily related to the bankruptcy of 24 Hour Fitness.

•	As of June 30, 2020, the signed but not opened spread was 200 basis points representing $11 million of annualized base rent on a pro rata basis scheduled to commence.
•	Annualized base rent per occupied square foot on a pro rata basis was $18.51 at June 30, 2020, compared to $17.98 at June 30, 2019.

COVID-19 Update

•

Furthered our property level COVID-19 pandemic response to include: property level social media and email marketing campaigns to help communities identify operating tenants, facilitated gift card and purchase promotion program to connect local businesses with members of the communities, instituted heightened cleaning and disinfection protocols, installed social distancing and hygiene signage around our properties to follow CDC guidelines, developed and implemented our Vendor COVID Operating Protocol to promote safe and responsible operations by our vendors, developed and implemented a COVID Operating Protocol for all property operations staff, deployed online purchase pick-up locations across the portfolio, and completed a tenant survey to identify specific tenant needs around curbside and online purchase pick-up.

•

As of July 24, 2020, all of the Company’s properties remain open and operational with 92% of tenants, at the Company’s share and based on average base rents, open for business. This compares to an open rate low of 45% as of April 5, 2020.

•

As of July 24, 2020, the Company’s tenants had paid approximately 64% of second quarter rents and 71% of July rents. The Company has reached deferral arrangements with tenants representing an additional 17% of second quarter rents and 10% of July rents.

BRE DDR Joint Ventures

•	On July 14, 2020, the Company entered into agreements with affiliates of Blackstone to terminate the BRE DDR III and BRE DDR IV joint ventures. Pursuant to these agreements:
o

At the closing of the BRE DDR III transaction, the Company will transfer its common and preferred equity interests in BRE DDR III to an affiliate of Blackstone in exchange for (i) BRE DDR III’s interests in White Oak Village and Midtowne Park, (ii) 50% of the unrestricted cash then held by BRE DDR III (BRE DDR III’s unrestricted cash balance was $13.6 million as of June 30, 2020), and (iii) $1.9 million in cash. At closing, the White Oak Village and Midtowne Park properties will continue to be subject to existing mortgage loans which had an aggregate outstanding principal balance of $50.0 million as of June 30, 2020.

o

At the closing of the BRE DDR IV transaction, an affiliate of Blackstone will transfer its common equity interest in BRE DDR IV to the Company for consideration of $1.00 and the Company’s preferred investment in the BRE DDR IV joint venture will be redeemed, thereby leaving the Company as the sole owner of (i) the seven properties currently owned by BRE DDR IV, including Echelon Village Plaza and Larkins Corner, in which the Company did not previously have a material economic interest, and (ii) BRE DDR IV’s restricted and unrestricted cash ($11.2 million in the aggregate as of June 30, 2020). At closing, these seven properties will be subject to existing mortgage loans which had an aggregate outstanding principal balance of $147.0 million as of June 30, 2020.

The closings of the two transactions are not conditioned on one another and each transaction is expected to close as soon as all applicable conditions have been satisfied including receipt of lender consents.

DDR BRE Acquisition Properties

Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF
Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	5%	BREDDR IV	134	134	$17.34
Millenia Crossing	Orlando-Kissimmee-Sanford, FL	Orlando	FL	5%	BREDDR IV	100	100	$26.30
Echelon Village Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Voorhees	NJ	0%	BREDDR IV	89	89	$20.58
The Hub	New York-Newark-Jersey City, NY-NJ-PA	Hempstead	NY	5%	BREDDR IV	249	249	$12.40
Southmont Plaza	Allentown-Bethlehem-Easton, PA-NJ	Easton	PA	5%	BREDDR IV	251	386	$16.51
Ashbridge Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Downingtown	PA	5%	BREDDR IV	386	386	$8.87
Larkin's Corner	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Boothwyn	PA	0%	BREDDR IV	225	225	$9.73
Midtowne Park	Greenville-Anderson-Mauldin, SC	Anderson	SC	5%	BREDDR III	167	174	$9.83
White Oak Village	Richmond, VA	Richmond	VA	5%	BREDDR III	432	956	$15.99

About SITE Centers Corp.

SITE Centers is an owner and manager of open-air shopping centers that provide a highly-compelling shopping experience and merchandise mix for retail partners and consumers. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. Additional information about the Company is available at https://www.sitecenters.com.  To be included in the Company’s e-mail distributions for press releases and other investor news, please click here.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 8:00 a.m. Eastern Time. To participate with access to the slide presentation, please visit the Investor Relations portion of SITE's website, ir.sitecenters.com, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 2698100 at least ten minutes prior to the scheduled start of the call. The call will also be webcast and available in a listen-only mode on SITE Centers’ web site at ir.sitecenters.com.  If you are unable to participate during the live call, a replay of the conference call will also be available at ir.sitecenters.com for further review. You may also access the telephone replay by dialing 877-344-7529 (U.S.), 855-669-9658 (Canada) or 412-317-0088 (international) using passcode 10146103 through August 28, 2020.  A copy of the Company’s Supplemental package is available on the Company’s website.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT. The Company calculates Operating FFO as FFO excluding certain non-operating charges, income and gains. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI includes assets owned in comparable periods (15 months for quarter comparisons).  In addition, SSNOI is presented both including and excluding activity associated with development and major redevelopment.  SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP, as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures have been provided herein.

Safe Harbor

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the impact of the outbreak of COVID-19 on the Company’s ability to manage its properties and finance its operations and on tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay rent; the Company’s ability to pay dividends; local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and the Company’s ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture and preferred equity investments; the termination of any joint venture arrangements or arrangements to manage real property and the ability to satisfy conditions of such terminations; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy and our ability to maintain REIT status; and the finalization of the financial statements for the period ended June 30, 2020. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The impacts of the COVID-19 pandemic may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

	in thousands, except per share
		2Q20	2Q19	6M20	6M19
	Revenues:
	Rental income (1)	$98,079	$112,274	$210,608	$224,495
	Other property revenues	181	1,177	1,734	2,646
		98,260	113,451	212,342	227,141
	Expenses:
	Operating and maintenance	16,519	18,743	34,999	37,584
	Real estate taxes	17,348	17,798	35,005	35,541
		33,867	36,541	70,004	73,125

	Net operating income	64,393	76,910	142,338	154,016

	Other income (expense):
	Fee income (2)	9,311	15,206	24,539	32,538
	Interest income	3,550	4,521	7,035	9,042
	Interest expense	(19,811)	(21,087)	(40,398)	(42,813)
	Depreciation and amortization	(40,873)	(40,060)	(83,866)	(82,668)
	General and administrative (3)	(13,502)	(14,932)	(24,878)	(29,044)
	Other (expense) income, net (4)	(612)	(85)	(18,021)	68
	Impairment charges	0	0	0	(620)
	Income before earnings from JVs and other	2,456	20,473	6,749	40,519

	Equity in net (loss) income of JVs	(1,513)	1,791	658	2,834
	Reserve of preferred equity interests	(4,878)	(4,634)	(22,935)	(5,733)
	(Loss) gain on sale of joint venture interest	(128)	0	45,553	0
	Gain on disposition of real estate, net	2	213	775	16,590
	Tax expense	(342)	(306)	(575)	(578)
	Net (loss) income	(4,403)	17,537	30,225	53,632
	Non-controlling interests	(210)	(260)	(505)	(565)
	Net (loss) income SITE Centers	(4,613)	17,277	29,720	53,067
	Preferred dividends	(5,133)	(8,383)	(10,266)	(16,766)
	Net (loss) income Common Shareholders	($9,746)	$8,894	$19,454	$36,301

	Weighted average shares – Basic – EPS	193,170	180,551	193,448	180,548
	Assumed conversion of diluted securities	0	658	0	826
	Weighted average shares – Basic & Diluted – EPS	193,170	181,209	193,448	181,374

	Earnings per common share – Basic	$(0.05)	$0.05	$0.10	$0.20
	Earnings per common share – Diluted	$(0.05)	$0.05	$0.10	$0.20

(1)	Rental income:
	Minimum rents	$77,040	$74,877	$151,681	$149,838
	Ground lease minimum rents	5,432	5,023	10,900	10,041
	Recoveries	27,340	27,987	54,539	55,448
	Uncollectible revenue	(13,241)	768	(13,730)	327
	Percentage and overage rent	363	910	964	2,286
	Ancillary and other rental income	981	2,679	3,065	3,938
	Lease termination fees	164	30	3,189	2,617

(2)	Fee Income:
	JV and other fees	3,780	7,245	11,378	15,122
	RVI fees	5,321	6,446	11,395	13,002
	RVI disposition fees	210	1,515	1,766	2,614
	RVI refinancing fee	0	0	0	1,800

(3)	Mark-to-market adjustment (PRSUs)	(261)	(501)	1,906	(1,400)

(4)	Other income (expense), net
	Transaction and other expense, net	(612)	1	(835)	164
	Debt extinguishment costs, net	0	(86)	(17,186)	(96)

SITE Centers Corp.

Income Statement:  Consolidated Interests

in thousands, except per share
	2Q20	2Q19	6M20	6M19
Net (loss) income attributable to Common Shareholders	($9,746)	$8,894	$19,454	$36,301
Depreciation and amortization of real estate	39,456	38,638	81,075	79,595
Equity in net loss (income) of JVs	1,513	(1,791)	(658)	(2,834)
JVs' FFO	2,998	7,696	10,141	15,671
Non-controlling interests	0	28	28	56
Impairment of real estate	0	0	0	620
Reserve of preferred equity interests	4,878	4,634	22,935	5,733
Loss (gain) on sale of joint venture interest	128	0	(45,553)	0
Gain on disposition of real estate, net	(2)	(213)	(775)	(16,590)
FFO attributable to Common Shareholders	$39,225	$57,886	$86,647	$118,552
RVI disposition and refinancing fees	(210)	(1,515)	(1,766)	(4,414)
Mark-to-market adjustment (PRSUs)	261	501	(1,906)	1,400
Debt extinguishment, transaction, net	612	99	18,021	121
Joint ventures - debt extinguishment, other	0	32	42	46
Total non-operating items, net	663	(883)	14,391	(2,847)
Operating FFO attributable to Common Shareholders	$39,888	$57,003	$101,038	$115,705

Weighted average shares & units – Basic: FFO & OFFO	193,311	180,693	193,589	180,691
Assumed conversion of dilutive securities	0	658	0	826
Weighted average shares & units – Diluted: FFO & OFFO	193,311	181,351	193,589	181,517

FFO per share – Basic	$0.20	$0.32	$0.45	$0.66
FFO per share – Diluted	$0.20	$0.32	$0.45	$0.65
Operating FFO per share – Basic	$0.21	$0.32	$0.52	$0.64
Operating FFO per share – Diluted	$0.21	$0.31	$0.52	$0.64
Common stock dividends declared, per share	$0.00	$0.20	$0.20	$0.40

Capital expenditures (SITE Centers share):
Development and redevelopment costs	5,408	14,537	14,142	21,387
Maintenance capital expenditures	5,340	4,429	7,595	5,827
Tenant allowances and landlord work	5,208	6,696	15,591	15,006
Leasing commissions	658	1,240	1,626	2,083
Construction administrative costs (capitalized)	640	934	1,480	1,560

Certain non-cash items (SITE Centers share):
Straight-line rent	213	516	(1,129)	832
Straight-line fixed CAM	149	185	298	385
Amortization of (above)/below-market rent, net	1,148	1,074	2,550	2,270
Straight-line rent expense	(53)	(415)	(122)	(835)
Debt fair value and loan cost amortization	(1,243)	(1,140)	(2,353)	(2,262)
Capitalized interest expense	271	279	558	550
Stock compensation expense	(2,555)	(2,713)	(2,379)	(5,467)
Non-real estate depreciation expense	(1,351)	(1,372)	(2,668)	(2,930)

SITE Centers Corp.

Reconciliation: Net (Loss) Income to FFO and Operating FFO

and Other Financial Information

	$ in thousands
		At Period End
		2Q20	4Q19
	Assets:
	Land	$881,581	$881,397
	Buildings	3,302,821	3,277,440
	Fixtures and tenant improvements	498,999	491,312
		4,683,401	4,650,149
	Depreciation	(1,358,535)	(1,289,148)
		3,324,866	3,361,001
	Construction in progress and land	56,203	59,663
	Real estate, net	3,381,069	3,420,664

	Investments in and advances to JVs	84,257	181,906
	Investment in and advances to affiliate (1)	190,280	190,105
	Receivable – preferred equity interests, net	89,049	112,589
	Cash	128,486	16,080
	Restricted cash	198	3,053
	Notes receivable	0	7,541
	Receivables and straight-line (2)	81,184	60,594
	Intangible assets, net (3)	71,740	79,813
	Other assets, net	22,268	21,277
	Total Assets	4,048,531	4,093,622

	Liabilities and Equity:
	Revolving credit facilities	285,000	5,000
	Unsecured debt	1,448,536	1,647,963
	Unsecured term loan	99,548	99,460
	Secured debt	53,765	94,874
		1,886,849	1,847,297
	Dividends payable	5,133	44,036
	Other liabilities (4)	196,745	220,811
	Total Liabilities	2,088,727	2,112,144

	Preferred shares	325,000	325,000
	Common shares	19,400	19,382
	Paid-in capital	5,704,719	5,700,400
	Distributions in excess of net income	(4,085,559)	(4,066,099)
	Deferred compensation	5,434	7,929
	Other comprehensive income	188	(491)
	Common shares in treasury at cost	(12,669)	(7,707)
	Non-controlling interests	3,291	3,064
	Total Equity	1,959,804	1,981,478

	Total Liabilities and Equity	$4,048,531	$4,093,622

(1)	Preferred investment in RVI	$190,000	$190,000
	Receivable from RVI	280	105

(2)	SL rents (including fixed CAM), net	31,363	31,909

(3)	Operating lease right of use assets	21,588	$21,792

(4)	Operating lease liabilities	40,636	40,725
	Below-market leases, net	44,437	46,961

SITE Centers Corp.

Balance Sheet: Consolidated Interests

$ in thousands
	2Q20	2Q19	2Q20	2Q19
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net (loss) income attributable to SITE Centers	($4,613)	$17,277	($4,613)	$17,277
Fee income	(9,311)	(15,206)	(9,311)	(15,206)
Interest income	(3,550)	(4,521)	(3,550)	(4,521)
Interest expense	19,811	21,087	19,811	21,087
Depreciation and amortization	40,873	40,060	40,873	40,060
General and administrative	13,502	14,932	13,502	14,932
Other expense, net	612	85	612	85
Equity in net loss (income) of joint ventures	1,513	(1,791)	1,513	(1,791)
Reserve of preferred equity interests	4,878	4,634	4,878	4,634
Tax expense	342	306	342	306
Loss on sale of joint venture interest	128	0	128	0
Gain on disposition of real estate, net	(2)	(213)	(2)	(213)
Income from non-controlling interests	210	260	210	260
Consolidated NOI	64,393	76,910	64,393	76,910
SITE Centers' consolidated JV	0	0	(404)	(434)
Consolidated NOI, net of non-controlling interests	64,393	76,910	63,989	76,476

Net (loss) income from unconsolidated joint ventures	(13,053)	1,153	(1,674)	1,571
Interest expense	15,100	25,286	2,985	4,395
Depreciation and amortization	23,575	36,969	4,219	6,004
Impairment charges	1,520	0	304	0
Preferred share expense	4,554	5,484	227	274
Other expense, net	2,941	5,885	620	1,026
(Gain) loss on disposition of real estate, net	(4)	321	4	30
Unconsolidated NOI	$34,633	$75,098	6,685	13,300

Total Consolidated + Unconsolidated NOI			70,674	89,776
Less: Non-Same Store NOI adjustments			(899)	(4,543)
Total SSNOI including redevelopment			69,775	85,233
Less: Redevelopment Same Store NOI adjustments			(5,257)	(5,450)
Total SSNOI excluding redevelopment			$64,518	$79,783

SSNOI % Change including redevelopment			(18.1%)
SSNOI % Change excluding redevelopment			(19.1%)

SITE Centers Corp.

Reconciliation of Net Income Attributable to SITE to Same Store NOI

$ in thousands
	6M20	6M19	6M20	6M19
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net income attributable to SITE Centers	$29,720	$53,067	$29,720	$53,067
Fee income	(24,539)	(32,538)	(24,539)	(32,538)
Interest income	(7,035)	(9,042)	(7,035)	(9,042)
Interest expense	40,398	42,813	40,398	42,813
Depreciation and amortization	83,866	82,668	83,866	82,668
General and administrative	24,878	29,044	24,878	29,044
Other expense (income), net	18,021	(68)	18,021	(68)
Impairment charges	0	620	0	620
Equity in net income of joint ventures	(658)	(2,834)	(658)	(2,834)
Reserve of preferred equity interests	22,935	5,733	22,935	5,733
Tax expense	575	578	575	578
Gain on sale of joint venture interest	(45,553)	0	(45,553)	0
Gain on disposition of real estate, net	(775)	(16,590)	(775)	(16,590)
Income from non-controlling interests	505	565	505	565
Consolidated NOI	142,338	154,016	142,338	154,016
SITE Centers' consolidated JV	0	0	(881)	(878)
Consolidated NOI, net of non-controlling interests	142,338	154,016	141,457	153,138

Net (loss) income from unconsolidated joint ventures	(31,707)	7,819	307	2,345
Interest expense	32,855	50,942	6,314	8,824
Depreciation and amortization	53,679	76,473	9,415	12,171
Impairment charges	33,240	12,267	1,890	2,453
Preferred share expense	9,084	10,943	454	547
Other expense, net	7,598	11,341	1,556	2,022
Gain on disposition of real estate, net	(8,910)	(15,645)	(1,735)	(1,525)
Unconsolidated NOI	$95,839	$154,140	18,201	26,837

Total Consolidated + Unconsolidated NOI			159,658	179,975
Less: Non-Same Store NOI adjustments			(5,404)	(12,761)
Total SSNOI including redevelopment			154,254	167,214
Less: Redevelopment Same Store NOI adjustments			(10,497)	(11,003)
Total SSNOI excluding redevelopment			$143,757	$156,211

SSNOI % Change including redevelopment			(7.8%)
SSNOI % Change excluding redevelopment			(8.0%)

SITE Centers Corp.

Reconciliation of Net Income Attributable to SITE to Same Store NOI

GLA in thousands
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Shopping Center Count
Operating Centers - 100%	148	148	170	169	171
Wholly Owned	69	69	69	66	68
JV Portfolio	79	79	101	103	103

Gross Leasable Area (GLA)
Owned and Ground Lease - Pro Rata Share	22,594	22,590	23,650	23,578	23,833
Wholly Owned	19,594	19,591	19,572	19,392	19,646
JV Portfolio - Pro Rata Share	3,000	2,999	4,078	4,186	4,187
Unowned - 100%	12,433	12,433	15,077	15,301	15,332

Quarterly Operational Overview
Pro Rata Share
Base Rent PSF	$18.51	$18.49	$18.25	$18.04	$17.98
Base Rent PSF < 10K	$29.00	$28.96	$28.54	$28.16	$27.84
Base Rent PSF > 10K	$15.50	$15.50	$15.32	$15.24	$15.21
Commenced Rate	90.4%	90.3%	90.9%	91.1%	90.0%
Leased Rate	92.4%	92.9%	93.8%	94.2%	93.9%
Leased Rate < 10K SF	86.5%	87.0%	87.6%	88.0%	88.9%
Leased Rate > 10K SF	94.2%	94.7%	95.7%	96.1%	95.3%

Wholly Owned SITE
Base Rent PSF	$18.86	$18.86	$18.80	$18.59	$18.53
Leased Rate	92.4%	93.0%	93.7%	94.5%	94.0%
Leased Rate < 10K SF	86.8%	87.4%	88.0%	88.4%	89.3%
Leased Rate > 10K SF	94.1%	94.6%	95.4%	96.2%	95.3%

Joint Venture at Pro Rata Share
Base Rent PSF	$16.25	$16.18	$15.70	$15.61	$15.55
Leased Rate	92.3%	92.5%	94.3%	93.0%	93.4%
Leased Rate < 10K SF	84.9%	85.3%	85.9%	86.1%	87.1%
Leased Rate > 10K SF	95.2%	95.2%	97.3%	95.5%	95.6%

Operational Statistics
% of Aggregate Property NOI - Wholly Owned	87.8%	87.9%	84.7%	84.0%	84.4%
% of Aggregate Property NOI - Joint Venture – Pro Rata Share	12.2%	12.1%	15.3%	16.0%	15.6%

Quarterly SITE SSNOI at share excluding Redevelopment	-19.1%	3.7%	5.1%	1.6%	5.7%

TTM Total Leasing - at pro rata share (GLA in 000's)	2,462	2,839	2,971	3,013	3,591
TTM Blended New and Renewal Rent Spreads - at pro rata share	5.6%	5.0%	6.3%	6.9%	7.9%

SITE Centers Corp.

Portfolio Summary

$, shares and units in thousands, except per share
	June 30, 2020	December 31, 2019	December 31, 2018
Capital Structure
Market Value Per Share	$8.10	$14.02	$11.07

Common Shares Outstanding	193,191	193,821	181,657
Operating Partnership Units	141	141	141
Total Outstanding Common Shares	193,332	193,962	181,798

Common Shares Equity	$1,565,987	$2,719,342	$2,012,502

Perpetual Preferred Stock - Class J	0	0	200,000
Perpetual Preferred Stock - Class K	150,000	150,000	150,000
Perpetual Preferred Stock - Class A	175,000	175,000	175,000
Total Perpetual Preferred Stock	$325,000	$325,000	$525,000

Unsecured Credit Facilities	285,000	5,000	100,000
Unsecured Term Loan	100,000	100,000	50,000
Unsecured Notes Payable	1,455,604	1,656,156	1,655,687
Mortgage Debt (includes JVs at SITE share)	299,441	372,498	440,405
Total Debt (includes JVs at SITE share)	2,140,045	2,133,654	2,246,092
Less: Cash (including restricted cash)	128,684	19,133	13,650
Net Debt	$2,011,361	$2,114,521	$2,232,442

Total Market Capitalization	$3,902,348	$5,158,863	$4,769,944

Leverage / Public Debt Covenants
Average Consolidated Net Effective Debt	1,801,837	1,848,801	2,817,051
Consolidated Adjusted EBITDA - TTM	335,073	361,517	490,588
Average Consolidated Net Debt / Adjusted EBITDA (1)	5.4X	5.1X	5.7X

Average Pro-Rata Net Effective Debt	2,072,346	2,158,288	3,160,512
Pro-Rata Adjusted EBITDA - TTM	349,809	378,942	506,142
Average Pro-Rata Net Debt / Adjusted EBITDA (1)	5.9X	5.7X	6.2X

Outstanding Debt & Obligations	1,907,213	1,868,599	1,909,399
Undepreciated Real Estate Assets	5,103,191	5,194,413	5,181,474
Total Debt to Real Estate Assets Ratio (2)	37%	36%	37%
Covenant	65%	65%	65%

Secured Debt & Obligations	53,365	94,196	87,467
Total Assets	5,399,934	5,374,643	5,372,921
Secured Debt to Assets Ratio	1%	2%	2%
Covenant	40%	40%	40%

Unencumbered Real Estate Assets	4,615,383	4,500,271	4,439,863
Unsecured Debt & Obligations	1,853,848	1,774,404	1,821,932
Unencumbered Assets to Unsecured Debt (2)	249%	254%	244%
Covenant	135%	135%	135%

Net Income Available for Debt Service	298,311	336,137	370,272
Maximum Annual Service Charge	86,470	89,365	149,201
Fixed Charge Coverage Ratio	3.4X	3.8X	2.5X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Other Expenses (3)	314,949	336,304	453,329
Fixed Charge Coverage Ratio Excluding Other Expenses (3)	3.6X	3.8X	3.0X

Credit Ratings (Outlook)
Moody's	Baa3 (Stable)	Baa3 (Stable)	Baa3 (Stable)
S&P	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)
Fitch	BBB (Stable)	BBB (Stable)	BBB (Stable)

(1) Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.
(2) Real Estate Assets and Unencumbered Assets exclude consolidated cash and cash equivalents.
(3) Other Expenses include Debt Extinguishment Costs and RVI transaction costs.

SITE Centers Corp.

Capital Structure

$ in thousands

	Same Store at 100%			Same Store at SITE Share
SITE at share	2Q20	2Q19	Change	2Q20		2Q19	Change

Leased rate	92.6%	93.4%	(0.8%)	93.2%		94.2%	(1.0%)
Commenced rate	90.7%	91.4%	(0.7%)	91.7%		91.7%	(0.0%)

Revenues:
Minimum rents	$119,777	$119,107		$81,230		$80,059
Recoveries	39,004	41,639		26,627		28,251
Uncollectible revenue	(21,697)	233		(14,607)		420
Percentage and overage rent	449	1,155		375		910
Ancillary and other rental income	1,554	3,297		1,016		2,656
	139,087	165,431	(15.9%)	94,641	(2)	112,296	(15.7%)
Expenses:
Operating and maintenance	(20,504)	(22,899)		(13,573)		(15,201)
Real estate taxes	(24,696)	(25,536)		(16,550)		(17,312)
	(45,200)	(48,435)	(6.7%)	(30,123)		(32,513)	(7.4%)
Total SSNOI excluding Redevelopment	$93,887	$116,996	(19.8%)	$64,518		$79,783	(19.1%)

Redevelopment SSNOI (3)	$5,257	$5,450		$5,257		$5,450
Total SSNOI including Redevelopment	$99,144	$122,446	(19.0%)	$69,775		$85,233	(18.1%)

Non-Same Store NOI	(118)	29,562		899		4,543
Total Consolidated + Unconsolidated NOI	$99,026	$152,008		$70,674		$89,776

SSNOI Operating Margin	67.5%	70.7%		68.2%		71.0%
SSNOI Recovery Rate	86.3%	86.0%		88.4%		86.9%

(1) See calculation definition in the Non-GAAP Measures section.
(2) Includes $25.0 million of accrued revenue not collected.
(3) See Investments section for detail on major redevelopment activity. Represents 7.4% of 2Q20 total NOI at SITE share.

SITE Centers Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100%			Same Store at SITE Share
YTD SITE at share	6M20	6M19	Change	6M20		6M19	Change

Leased rate	92.6%	93.4%	(0.8%)	93.2%		94.2%	(1.0%)
Commenced rate	90.7%	91.4%	(0.7%)	91.7%		91.7%	(0.0%)

Revenues:
Minimum rents	$240,471	$237,630		$162,607		$159,578
Recoveries	79,078	81,953		53,661		55,588
Uncollectible revenue	(22,171)	(572)		(15,008)		108
Percentage and overage rents	1,229	2,439		1,003		1,990
Ancillary and other rental income	4,885	5,174		3,284		3,884
	303,492	326,624	(7.1%)	205,547	(2)	221,148	(7.1%)
Expenses:
Operating and maintenance	(42,915)	(45,349)		(28,507)		(30,288)
Real estate taxes	(49,760)	(51,098)		(33,283)		(34,649)
	(92,675)	(96,447)	(3.9%)	(61,790)		(64,937)	(4.8%)
Total SSNOI excluding Redevelopment	$210,817	$230,177	(8.4%)	$143,757		$156,211	(8.0%)

Redevelopment SSNOI (3)	$10,497	$11,003		$10,497		$11,003
Total SSNOI including Redevelopment	$221,314	$241,180	(8.2%)	$154,254		$167,214	(7.8%)

Non-Same Store NOI	16,863	66,976		5,404		12,761
Total Consolidated + Unconsolidated NOI	$238,177	$308,156		$159,658		$179,975

SSNOI Operating Margin - Ex Redevelopment	69.5%	70.5%		69.9%		70.6%
SSNOI Recovery Rate - Ex Redevelopment	85.3%	85.0%		86.8%		85.6%

(1) See calculation definition in the Non-GAAP Measures section.
(2) Includes $28.7 million of accrued revenue not collected.
(3) See Investments section for detail on major redevelopment activity. Represents 6.6% of YTD total NOI at SITE share.

SITE Centers Corp.

Same Store Metrics (1)

At pro rata share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
2Q20	13	74,744	$16.42	$13.34	23.1%	8.5	22	114,306	$18.94	8.7
1Q20	15	48,481	$19.26	$16.03	20.1%	7.7	30	84,613	$22.22	8.8
4Q19	26	51,563	$31.18	$27.23	14.5%	8.4	62	226,442	$20.84	10.1
3Q19	33	67,845	$28.22	$24.78	13.9%	10.1	60	180,619	$19.37	9.7
	87	242,633	$23.42	$20.03	16.9%	8.9	174	605,980	$20.24	9.5

Renewals
2Q20	51	381,941	$14.04	$13.17	6.6%	4.9	51	381,941	$14.04	4.9
1Q20	105	479,014	$18.58	$17.99	3.3%	6.3	105	479,014	$18.58	6.3
4Q19	110	401,113	$18.87	$18.61	1.4%	6.1	110	401,113	$18.87	6.1
3Q19	124	593,997	$17.65	$16.87	4.6%	5.5	124	593,997	$17.65	5.5
	390	1,856,065	$17.41	$16.77	3.8%	5.8	390	1,856,065	$17.41	5.8

New + Renewals
2Q20	64	456,685	$14.43	$13.20	9.3%	5.6	73	496,247	$15.17	6.0
1Q20	120	527,495	$18.65	$17.81	4.7%	6.5	135	563,627	$19.13	6.8
4Q19	136	452,676	$20.27	$19.59	3.5%	6.5	172	627,555	$19.58	7.6
3Q19	157	661,842	$18.73	$17.68	5.9%	6.2	184	774,616	$18.05	6.6
	477	2,098,698	$18.11	$17.15	5.6%	6.2	564	2,462,045	$18.11	6.8

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg	% of GLA
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)	>10K SF	<10K SF
New Leases (1)
2Q20	109,706	$18.75	$1.39	$6.89	$0.68	$8.96	$9.79	8.6	64%	36%
1Q20	71,814	$22.94	$2.17	$3.47	$1.15	$6.79	$16.15	8.5	32%	68%
4Q19	149,782	$22.00	$3.86	$2.33	$1.11	$7.30	$14.70	9.1	57%	43%
3Q19	168,160	$19.94	$2.66	$1.68	$0.85	$5.19	$14.75	9.8	62%	38%
	499,462	$20.72	$2.72	$3.21	$0.94	$6.87	$13.85	9.1	57%	43%

Renewals
2Q20	381,941	$14.47	$0.00	$0.00	$0.01	$0.01	$14.46	4.9	81%	19%
1Q20	479,014	$18.91	$0.78	$0.00	$0.06	$0.84	$18.07	6.3	76%	24%
4Q19	401,113	$19.30	$0.61	$0.01	$0.06	$0.68	$18.62	6.1	62%	38%
3Q19	593,997	$17.94	$0.32	$0.00	$0.00	$0.32	$17.62	5.5	78%	22%
	1,856,065	$17.77	$0.45	$0.00	$0.03	$0.48	$17.29	5.8	75%	25%

New + Renewals
2Q20	491,647	$15.42	$0.46	$2.24	$0.23	$2.93	$12.49	5.9	77%	23%
1Q20	550,828	$19.43	$1.01	$0.58	$0.24	$1.83	$17.60	6.7	70%	30%
4Q19	550,895	$20.03	$1.78	$0.85	$0.44	$3.06	$16.97	7.0	61%	39%
3Q19	762,157	$18.38	$1.09	$0.55	$0.28	$1.92	$16.46	6.5	74%	26%
	2,355,527	$18.40	$1.12	$0.95	$0.30	$2.37	$16.03	6.6	71%	29%

(1) New Leases exclude development and redevelopment activity.

SITE Centers Corp.

Leasing Summary

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	WO	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody's/Fitch)
1	TJX Companies (1)	46	25	71	$21,463	6.1%	$27,494	1,534	6.8%	2,096	A/A2/NR
2	Bed Bath & Beyond (2)	28	11	39	11,651	3.3%	15,384	854	3.8%	1,136	B+/Ba2/NR
3	PetSmart	23	12	35	9,536	2.7%	12,739	558	2.5%	776	B-/B3/NR
4	Dick's Sporting Goods (3)	12	7	19	9,363	2.6%	12,639	580	2.6%	881	NR
5	Michaels	21	13	34	7,925	2.2%	10,901	559	2.5%	811	B/NR/NR
6	Ulta	25	13	38	7,303	2.1%	9,862	286	1.3%	406	NR
7	Gap (4)	19	14	33	7,026	2.0%	9,921	364	1.6%	530	BB-/Ba2/NR
8	Ross Stores (5)	15	23	38	6,719	1.9%	12,585	554	2.5%	1,096	BBB+/A2/NR
9	Best Buy	8	5	13	6,688	1.9%	9,072	407	1.8%	581	BBB/Baa1/NR
10	Nordstrom Rack	9	1	10	6,374	1.8%	7,049	328	1.5%	362	BBB-/Baa3/NR
11	Kroger (6)	6	7	13	6,242	1.8%	8,514	461	2.0%	766	BBB/Baa1/NR
12	Kohl's	6	8	14	5,873	1.7%	10,659	665	2.9%	1,221	BBB-/Baa2/BBB-
13	AMC Theatres	2	4	6	5,851	1.7%	10,189	216	1.0%	439	CC/Caa3/NR
14	Barnes & Noble	10	5	15	5,828	1.6%	7,627	271	1.2%	371	NR
15	Whole Foods	3	2	5	5,011	1.4%	5,753	208	0.9%	259	AA-/A2/A+
16	Burlington	5	4	9	4,547	1.3%	6,048	263	1.2%	426	BB/NR/BB-
17	Five Below	21	16	37	4,152	1.2%	6,118	214	0.9%	324	NR
18	DSW	11	3	14	4,137	1.2%	4,950	247	1.1%	298	NR
19	Petco	12	7	19	3,712	1.0%	5,207	179	0.8%	258	CCC+/Caa1/NR
20	Office Depot (7)	11	7	18	3,559	1.0%	5,173	265	1.2%	393	NR
21	Party City	13	6	19	3,450	1.0%	4,648	171	0.8%	237	CC/Caa1/NR
22	Jo-Ann	8	5	13	3,161	0.9%	4,053	273	1.2%	381	CCC/Caa1/NR
23	Cinemark	2	2	4	3,111	0.9%	4,231	200	0.9%	266	BB-/NR/B+
24	Total Wine & More	6	1	7	3,011	0.9%	3,261	165	0.7%	177	NR
25	Staples	7	8	15	2,961	0.8%	4,475	189	0.8%	293	B/B1/NR
26	Regal Cinemas	3	0	3	2,803	0.8%	2,803	138	0.6%	138	CCC+/NR/B-
27	Dollar Tree Stores	18	15	33	2,747	0.8%	4,030	235	1.0%	355	BBB-/Baa3/NR
28	Hobby Lobby	6	0	6	2,520	0.7%	2,520	315	1.4%	315	NR
29	Giant Eagle	2	2	4	2,423	0.7%	4,292	203	0.9%	369	NR
30	LA Fitness	3	1	4	2,379	0.7%	2,966	144	0.6%	175	BB-/B1/NR
31	Home Depot	3	2	5	2,332	0.7%	3,613	334	1.5%	600	A/A2/A
32	Macy's (8)	4	0	4	2,293	0.6%	2,293	183	0.8%	183	B+/Ba3/BB
33	T-Mobile	24	18	42	2,127	0.6%	2,929	63	0.3%	91	BB/NR/BB+
34	AT&T	17	22	39	2,111	0.6%	3,416	60	0.3%	103	BBB/Baa2/A-
35	Tailored Brands (9)	12	4	16	2,097	0.6%	2,682	75	0.3%	107	D/NR/NR
36	Publix	2	17	19	2,091	0.6%	8,555	239	1.1%	922	NR
37	Caleres Inc.	10	5	15	2,014	0.6%	2,729	96	0.4%	132	B+/B1/NR
38	Carter's Childrenswear	14	10	24	1,980	0.6%	2,580	68	0.3%	95	BB+/NR/NR
39	Ahold Delhaize (10)	1	6	7	1,964	0.6%	5,785	119	0.5%	385	BBB/Baa1/BBB+
40	Lowe's	2	2	4	1,900	0.5%	3,590	322	1.4%	531	BBB+/Baa1/NR
41	Mattress Firm	12	10	22	1,881	0.5%	2,944	60	0.3%	102	NR
42	Panera	11	6	17	1,867	0.5%	2,512	59	0.3%	82	NR
43	Target	3	1	4	1,826	0.5%	2,091	502	2.2%	570	A/A2/A-
44	Ascena (11)	11	6	17	1,775	0.5%	2,268	70	0.3%	94	CCC-/Caa3/NR
45	24 Hour Fitness	2	1	3	1,645	0.5%	3,265	80	0.4%	164	CCC/Caa1/NR
46	Pier 1 Imports	5	6	11	1,639	0.5%	2,615	71	0.3%	120	NR
47	Darden (12)	8	2	10	1,514	0.4%	1,745	61	0.3%	73	BBB-/Baa3/BBB-
48	L Brands (13)	12	7	19	1,507	0.4%	1,819	52	0.2%	66	B+/B2/NR
49	Signet Jewelers (14)	10	3	13	1,504	0.4%	1,670	39	0.2%	45	B+/NR/B
50	Beall's	5	5	10	1,485	0.4%	2,378	210	0.9%	369	NR
	Top 50 Total	529	360	889	$209,078	59.0%	$296,642	13,809	61.1%	20,970
	Total Portfolio				$354,090	100.0%	$510,462	22,594	100.0%	34,821

(1) T.J. Maxx (19) / Marshalls (25) / HomeGoods (18) / Sierra Trading (5) / HomeSense (3) / Combo Store (1)							(8) Macy's Furniture Gallery (3) / Bloomingdale's the Outlet Store (1)
(2) Bed Bath (17) / World Market (13) / buybuy Baby (7) / CTS (2)							(9) Men's Wearhouse (11) / Jos. A. Bank (4) / K&G Fashion Superstore (1)
(3) Dick's Sporting Goods (16) / Golf Galaxy (3)							(10) Stop & Shop (4) / Food Lion (2) / Martin's (1)
(4) Gap (2) / Old Navy (30) / Banana Republic (1)							(11) Ann Taylor (2) / Catherine's (1) / Justice (8) / Lane Bryant (6)
(5) Ross Dress For Less (36) / dd's Discounts (2)							(12) Longhorn Steakhouse (6) / Olive Garden (4)
(6) Kroger (8) / Harris Teeter (3) / King Soopers (1) / Mariano's (1)							(13) Bath & Body Works (17) / Victoria's Secret (2)
(7) Office Depot (9) / OfficeMax (9)							(14) Kay Jewelers (8) / Jared (4) / Zales (1)

SITE Centers Corp.

Top 50 Tenants

At pro rata share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	3	69	658	$9.54	0.3%	57	72	$1,844	$25.61	1.6%	60	141	$2,502	$17.74	0.8%
2020	13	156	1,615	$10.35	0.8%	116	190	5,565	$29.29	4.8%	129	346	7,180	$20.75	2.2%
2021	89	1,464	21,922	$14.97	10.2%	362	541	15,059	$27.84	13.1%	451	2,005	36,981	$18.44	11.2%
2022	112	2,165	32,355	$14.94	15.1%	370	614	17,587	$28.64	15.2%	482	2,779	49,942	$17.97	15.1%
2023	120	2,345	33,211	$14.16	15.5%	357	610	17,534	$28.74	15.2%	477	2,955	50,745	$17.17	15.4%
2024	119	2,318	31,887	$13.76	14.8%	332	514	15,423	$30.01	13.4%	451	2,832	47,310	$16.71	14.3%
2025	92	1,737	29,620	$17.05	13.8%	240	407	10,761	$26.44	9.3%	332	2,144	40,381	$18.83	12.2%
2026	46	854	11,827	$13.85	5.5%	102	243	7,546	$31.05	6.5%	148	1,097	19,373	$17.66	5.9%
2027	30	614	12,005	$19.55	5.6%	82	191	5,501	$28.80	4.8%	112	805	17,506	$21.75	5.3%
2028	33	595	9,015	$15.15	4.2%	91	213	6,617	$31.07	5.7%	124	808	15,632	$19.35	4.7%
2029	28	544	10,363	$19.05	4.8%	98	208	6,308	$30.33	5.5%	126	752	16,671	$22.17	5.1%
Thereafter	49	1,188	20,283	$17.07	9.4%	79	206	5,586	$27.12	4.8%	128	1,394	25,869	$18.56	7.8%
Total	734	14,049	$214,761	$15.29	100.0%	2,286	4,009	$115,331	$28.77	100.0%	3,020	18,058	$330,092	$18.28	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	2	36	$285	$7.92	0.1%	47	63	$1,583	$25.13	1.4%	49	99	$1,868	$18.87	0.6%
2020	4	50	627	$12.54	0.3%	87	136	4,104	$30.18	3.6%	91	186	4,731	$25.44	1.4%
2021	16	257	4,857	$18.90	2.3%	236	305	8,782	$28.79	7.6%	252	562	13,639	$24.27	4.1%
2022	21	271	4,640	$17.12	2.2%	209	306	8,596	$28.09	7.5%	230	577	13,236	$22.94	4.0%
2023	11	107	2,666	$24.92	1.2%	212	293	8,044	$27.45	7.0%	223	400	10,710	$26.78	3.2%
2024	15	212	3,461	$16.33	1.6%	188	228	7,262	$31.85	6.3%	203	440	10,723	$24.37	3.2%
2025	19	243	3,734	$15.37	1.7%	165	221	5,947	$26.91	5.2%	184	464	9,681	$20.86	2.9%
2026	12	174	3,772	$21.68	1.8%	114	185	5,625	$30.41	4.9%	126	359	9,397	$26.18	2.8%
2027	19	306	5,602	$18.31	2.6%	132	229	7,414	$32.38	6.4%	151	535	13,016	$24.33	3.9%
2028	28	480	7,060	$14.71	3.3%	137	257	7,913	$30.79	6.9%	165	737	14,973	$20.32	4.5%
2029	24	360	5,092	$14.14	2.4%	130	206	6,008	$29.17	5.2%	154	566	11,100	$19.61	3.4%
Thereafter	563	11,553	172,965	$14.97	80.5%	629	1,580	44,053	$27.88	38.2%	1,192	13,133	217,018	$16.52	65.7%
Total	734	14,049	$214,761	$15.29	100.0%	2,286	4,009	$115,331	$28.77	100.0%	3,020	18,058	$330,092	$18.28	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Lease Expirations

$ in thousands
	SITE Own %	Project Yield	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	CIP (1)	Initial Occupancy	Est. Stabilized Quarter	Key Tenants

Consolidated Summary

Redevelopments – Major (2)		8%	$32,542	$25,048	$9,982	$9,617	$11,181
Redevelopments – Tactical (3)		10%	42,846	34,114	8,732	22,875	11,239
Other (4)		N/A	N/A	25,372	-	-	25,372
Undeveloped land (5)		N/A	N/A	8,411	-	-	8,411
			$75,388	$92,945	$18,714	$32,492	$56,203

Redevelopments – Major

The Collection at Brandon Boulevard (Tampa, FL)	100%		27,732	22,560	5,172	9,617	9,443	4Q19	4Q20	Lucky's, Bealls, Crunch Fitness

1000 Van Ness (San Francisco, CA)	100%		4,810	-	4,810	-	-	4Q20	1Q21	CGV Cinemas

Woodfield Village Green (Chicago, IL)	100%		-	154	-	-	154	TBD	TBD

Sandy Plains Village (Atlanta, GA)	100%		-	1,267	-	-	517	TBD	TBD

Perimeter Pointe (Atlanta, GA)	100%		-	1,067	-	-	1,067	TBD	TBD

			$32,542	$25,048	$9,982	$9,617	$11,181

(1) Balance is in addition to SITE's pro rata share of joint venture CIP of $6 million.
(2) Non-stabilized portion of projects excluded from same store NOI. Includes large-scale shopping center expansion and repurposing projects.
(3) Projects included in same store NOI. Includes outparcels, first generation space and small-scale shopping center expansions and other capital improvements.
(4) Includes predevelopment and retenanting expenditures.
(5) Balance is in addition to owned land adjacent to existing centers with an estimated value of $23 million and cost basis of the headquarters (non-income producing) of $32 million.

SITE Centers Corp.

Redevelopments

$ and GLA in thousands
			SITE	Owned	At 100%		At SITE Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

01/23/20	Crossroads Plaza (DDRM Properties)	Lumberton, NJ	20.0%	100	$25,000	$16,071	$5,000	$3,214
02/19/20	DDRTC JV portfolio	Various	15.0%	7,139	1,138,868	184,888	170,830	27,733
02/24/20	Loan repayment (Kildeer Marketplace)	Kildeer, IL	100.0%		7,500	0	7,500	0
	Non-operating sales				870		870
		1Q 2020 Total		7,239	$1,172,238	$200,959	$184,200	$30,947

	No Transactions			0	$0	$0	$0	$0
		2Q 2020 Total		0	$0	$0	$0	$0

	Non-operating sales			0	$200	$0	$200	$0
		3Q 2020 QTD		0	$200	$0	$200	$0

		Total 2020 YTD		7,239	$1,172,438	$200,959	$184,400	$30,947

SITE Centers Corp.

Dispositions

$ in thousands
	Consolidated Debt			Unconsolidated Debt			Total Debt
Debt Composition	100%	SITE Share	Interest Rate	100%	SITE Share	Interest Rate	SITE Share	Interest Rate
Unsecured Credit Facilities	$285,000	$285,000	1.06%				$285,000	1.06%
Unsecured Term Loan	100,000	100,000	1.16%				100,000	1.16%
Unsecured Public Debt	1,455,604	1,455,604	4.27%				1,455,604	4.27%
Fixed Rate Mortgage Loans	53,365	44,005	4.31%	$850,392	$184,551	4.65%	228,556	4.58%
Variable Rate Mortgage Loans	0	0	0.00%	595,224	70,885	3.45%	70,885	3.45%
Subtotal	$1,893,969	$1,884,609	3.62%	$1,445,616	$255,436	4.32%	$2,140,045	3.71%
Fair Market Value Adjustment	631	631		1,840	92		723
Unamortized Loan Costs, Net	(7,751)	(7,718)		(11,790)	(1,870)		(9,588)
Total	$1,886,849	$1,877,522	3.62%	$1,435,666	$253,658	4.32%	$2,131,180	3.71%

Consolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2020	$853	$0	$0	$853	$753	-
2021	1,214	14,637	0	15,851	15,686	4.06%
2022	0	27,561	0	27,561	18,466	4.90%
2023	0	0	187,209	187,209	187,209	2.26%
2024	0	0	65,614	65,614	65,614	4.07%
2025	0	9,100	742,142	751,242	751,242	2.75%
2026	0	0	400,000	400,000	400,000	4.43%
2027	0	0	450,000	450,000	450,000	4.80%
2028	0	0	0	0	0	-
2029 and beyond	0	0	0	0	0	-
Unsecured debt discount			(4,361)	(4,361)	(4,361)
Total	$2,067	$51,298	$1,840,604	$1,893,969	$1,884,609	3.62%

Unconsolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2020	$1,633	$20,581	$0	$22,214	$4,679	4.72%
2021	5,021	80,453	0	85,474	32,279	5.51%
2022	2,562	618,204	0	620,766	105,467	3.69%
2023	2,062	35,177	0	37,239	2,376	4.26%
2024	1,826	606,374	0	608,200	85,590	4.82%
2025	1,867	0	0	1,867	644	-
2026	1,936	0	0	1,936	668	-
2027	2,009	0	0	2,009	692	-
2028	514	65,397	0	65,911	23,041	3.69%
2029 and beyond	0	0	0	0	0	-
Total	$19,430	$1,426,186	$0	$1,445,616	$255,436	4.32%

% of Total (2)	Consolidated	Interest Rate	Unconsolidated	Interest Rate	Total	Interest Rate
Fixed	79.6%	4.3%	72.2%	4.6%	78.7%	4.3%
Variable	20.4%	1.1%	27.8%	3.4%	21.3%	1.5%

Recourse to SITE	97.7%	3.6%	0.0%	0.0%	86.0%	3.6%
Non-recourse to SITE	2.3%	4.3%	100.0%	4.3%	14.0%	4.3%

(1) Assumes borrower extension options are exercised.
(2) Calculations based on SITE share.
Note: Interest rate is GAAP at SITE Share.

SITE Centers Corp.

Debt Summary

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Revolver ($950m)	$285,000	$285,000	01/25	L + 90
Unsecured Revolver ($20m)	0	0	01/25	L + 90
Unsecured Term Loan ($200m)	100,000	100,000	01/23	L + 100
	$385,000	$385,000
Public Debt
Unsecured Notes	87,057	87,057	05/23	3.52%
Unsecured Notes	65,499	65,499	08/24	4.07%
Unsecured Notes	455,592	455,592	02/25	3.79%
Unsecured Notes	398,026	398,026	02/26	4.43%
Unsecured Notes	449,430	449,430	06/27	4.80%
	$1,455,604	$1,455,604
Mortgage Debt
Chapel Hills West, CO	9,530	9,530	06/21	3.60%
Chapel Hills East, CO	6,371	6,371	12/21	4.76%
Paradise Village Gateway, AZ (SITE 67%)	28,364	19,004	01/22	4.90%
Southtown Center, FL	9,100	9,100	05/25	3.51%
	$53,365	$44,005

Consolidated Debt Subtotal	$1,893,969	$1,884,609
FMV Adjustment – Assumed Debt	631	631
Unamortized Loan Costs, Net	(7,751)	(7,718)
Total Consolidated Debt	$1,886,849	$1,877,522

Rate Type
Fixed	$1,508,969	$1,499,609	5.4 years	4.27%
Variable	385,000	385,000	4.1 years	1.09%
	$1,893,969	$1,884,609	5.1 years	3.62%
Perpetual Preferred Stock
Class K	150,000	150,000	April 2018 (4)	6.25%
Class A	175,000	175,000	June 2022 (4)	6.38%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR
(3) Excludes loan fees and unamortized loan costs.
(4) Earliest redemption date.

SITE Centers Corp.

Consolidated Debt Detail

$ in thousands
	Joint Venture	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate
Mortgage Debt
October 2020 Loan Pool (5 assets)	SAU	17,193	3,439	10/20	4.74%
Flat Shoals Crossing, GA	SAU	3,520	704	10/20	4.65%
Sun Center Limited, OH (SITE 79%)	Other	19,491	15,486	05/21	6.15%
RVIP IIIB, Deer Park, IL (SITE 26%)	Other	63,831	16,435	09/21	4.91%
January 2022 Loan Pool (3 assets)	BREDDR IV	91,066	4,553	01/22	3.10%
July 2022 Loan Pool (13 assets)	DDRM	218,730	43,746	07/22	4.21%
July 2022 Loan Pool (14 assets)	DDRM	178,846	35,769	07/22	3.12%
July 2022 Loan Pool (7 assets)	DDRM	95,312	19,063	07/22	3.86%
White Oak Village, VA	BREDDR III	34,250	1,713	09/22	1.97%
Millenia Crossing, FL	BREDDR IV	20,837	1,042	01/23	4.20%
Midtowne Park, SC	BREDDR III	15,736	787	01/23	4.34%
Concourse Village, FL	BREDDR IV	13,161	658	02/24	4.29%
April 2024 Loan Pool (10 assets)	DTP	364,320	72,864	04/24	4.97%
June 2024 Loan Pool (11 assets)	BREDDR III	230,000	11,500	06/24	3.93%
Lennox Town Center Limited, OH (SITE 50%)	Other	39,373	19,687	04/28	3.49%
May 2028 Loan Pool (7 assets)	SAU	39,950	7,990	05/28	4.20%
Unconsolidated Debt Subtotal		$1,445,616	$255,436
FMV Adjustment – Assumed Debt		1,840	92
Unamortized Loan Costs, Net		(11,790)	(1,870)
Total Unconsolidated Debt		$1,435,666	$253,658

Rate Type
Fixed		$850,392	$184,551	3.4 years	4.65%
Variable		595,224	70,885	2.3 years	3.45%
		$1,445,616	$255,436	3.1 years	4.32%

(1) Assumes borrower extension options are exercised.

SITE Centers Corp.

Unconsolidated Debt Detail

$ in thousands
	Twelve months ended June 30, 2020	Twelve months ended June 30, 2019
Consolidated
Consolidated net income to SITE	$77,352	$224,983
Interest expense	82,306	95,165
Income taxes, net	657	1,067
Depreciation and amortization	166,285	177,884
Adjustments for non-controlling interests	(728)	(738)
EBITDA	325,872	498,361
Impairments	2,750	21,440
Reserve of preferred equity interests	32,746	14,819
Gain on sale of joint venture interest	(45,553)	0
Gain on disposition of real estate, net	(15,566)	(202,477)
EBITDAre	300,249	332,143
Equity in net (income) loss of JVs	(9,343)	408
Other expense, net	17,117	15,741
Hurricane property income	0	(22)
Business interruption income	(885)	(1,784)
Adjustments for non-controlling interests	0	212
JV OFFO (at SITE Share)	27,935	30,203
Adjusted EBITDA (1)	335,073	376,901

Consolidated debt-average	1,872,862	2,724,312
Partner share of consolidated debt-average	(9,443)	(9,606)
Loan costs, net-average	8,612	26,140
Face value adjustments-average	(841)	(1,547)
Cash and restricted cash-average	(69,353)	(58,359)
Average net effective debt	$1,801,837	$2,680,941

Debt/Adjusted EBITDA – Consolidated (2)	5.4x	7.1x

Pro rata including JVs
EBITDAre	318,904	362,440
Adjusted EBITDA	349,809	394,162

Consolidated net debt-average	1,801,837	2,680,941
JV debt (at SITE Share)-average	282,700	317,194
Cash and restricted cash-average	(12,191)	(13,726)
Average net effective debt	$2,072,346	$2,984,409

Debt/Adjusted EBITDA – Pro Rata (2)	5.9x	7.6x

(1) See definition in the Non-GAAP Measures section.
(2) Excludes perpetual preferred stock.

SITE Centers Corp.

Debt/Adjusted EBITDA

$ and GLA in thousands
Joint Venture	SITE Own %	Number of Properties	Owned GLA	2Q20 NOI at 100% (1)		Gross Book Value	Face Value Debt (2)	SITE Preferred Equity (At 100%)
Madison International DDRM	20%	34	5,363	$12,299		$949,190	$492,888

Blackstone RE Partners
BREDDR III	5%	13	2,814	5,661		404,058	279,986	$38,539	(3)
BREDDR IV	5%	5	1,120	2,550		161,091	125,064	50,510	(4)

Chinese Institutional Investors DTP	20%	10	3,396	7,705		573,187	364,320

State of Utah SAU	20%	12	976	2,222		134,976	60,663

Various Investors Other	Various	4	1,263	2,767		232,092	122,695
Total (5)		78	14,932	$33,204		$2,454,594	$1,445,616	$89,049
Property management fees				1,429	(1)
Net operating income				$34,633	(6)

(1) Property management fees charged by SITE to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the line item Other Expense.

(2) Fair market value of debt adjustment and net unamortized loan costs ($9.9 million or $1.8 million at SITE's Share) are excluded from above.

(3) Amount is net of $96.2 million valuation allowance and $182.2 million of face value repaid through June 30, 2020.  Face value of $134.8 million including accrued interest of $2.4 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued payment in kind ("PIK") of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are allocated 53.2% to the preferred member unless certain financial covenants have been triggered, in which event 100% to the preferred member.  On July 14, 2020, the Company entered into agreements with affiliates of Blackstone to terminate the BREDDR III joint venture upon satisfaction of various closing conditions including receipt of applicable lender consents.

(4) Amount is net of $14.7 million valuation allowance and $20.5 million of face value repaid through June 30, 2020.  Face value of $65.2 million including accrued interest of $1.1 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued PIK of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are expected to be available to repay the preferred member.  Included in the collateral for the preferred equity interest is 95% of the value of the five joint venture properties and 100% of the value of two properties in which the Company does not have a material interest, but to which SITE provides property asset management services.  On July 14, 2020, the Company entered into agreements with affiliates of Blackstone to terminate the BREDDR IV joint venture upon satisfaction of various closing conditions including receipt of applicable lender consents.

(5) Excludes one consolidated joint venture asset in which the Company has an effective 67% interest.

(6) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure.  See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Unconsolidated Joint Ventures

Combined SITE JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 2Q20		Balance Sheet Pro Rata Adjustments 2Q20
Revenues:		Assets:
Rental Income (2)	$10,074	Land	$100,869
Other income	112	Buildings	294,001
	10,186	Improvements	32,296
Expenses:			427,166
Operating and maintenance	1,648	Depreciation	(113,567)
Real estate taxes	1,853		313,599
	3,501	Construction in progress and land	6,083
Net Operating Income	6,685	Real estate, net	319,682
		Investment in JVs	897
Other Income (expense):		Cash and restricted cash	10,642
Fee income	(560)	Receivables, net	6,479
Interest income	(227)	Other assets, net	15,996
Impairment charges	(304)	Total Assets	$353,696
Interest expense	(2,985)
Depreciation and amortization	(4,219)	Liabilities and Equity:
Other income (expense), net	(60)	Mortgage debt	$253,658
Income before earnings from JVs	(1,670)	Notes payable to SITE	996
Equity in net income of JVs	1,513	Other liabilities	15,572
Basis differences of JVs	161	Total Liabilities	270,226
Gain on disposition of real estate	(4)	JVs share of equity	71,603
Net income	$0	Distributions in excess of net income	11,867
		Total Equity	83,470
FFO Reconciliation 2Q20		Total Liabilities and Equity	$353,696
Income before earnings from JVs	($1,670)
Depreciation and amortization	4,219
Impairment of real estate	304
Basis differences of JVs	145
FFO at SITE's Ownership Interests	$2,998
OFFO at SITE's Ownership Interests	$2,998

(1) Information provided for SITE's share of JV investments and can be combined with SITE's consolidated financial statements for the same period.

(2) Rental Income:
Minimum rents	$9,175
Recoveries	2,962
Uncollectible revenue	(2,081)
Percentage rent	18

SITE Centers Corp.

Unconsolidated Joint Ventures

$ in thousands
Income Statement
	2Q20	2Q19	6M20	6M19
Revenues:
Rental income (1)	$52,713	$104,171	$136,741	$210,402
Other income	553	1,409	2,146	4,281
	53,266	105,580	138,887	214,683
Expenses:
Operating and maintenance	8,688	15,654	20,643	30,735
Real estate taxes	9,945	14,828	22,405	29,808
	18,633	30,482	43,048	60,543

Net operating income	34,633	75,098	95,839	154,140

Other income (expense):
Interest expense	(15,100)	(25,286)	(32,855)	(50,942)
Depreciation and amortization	(23,575)	(36,969)	(53,679)	(76,473)
Impairment charges	(1,520)	0	(33,240)	(12,267)
Preferred share expense	(4,554)	(5,484)	(9,084)	(10,943)
Other expense, net	(2,941)	(5,885)	(7,598)	(11,341)
	(13,057)	1,474	(40,617)	(7,826)
Gain on disposition of real estate, net	4	(321)	8,910	15,645
Net income (loss) attributable to unconsolidated JVs	(13,053)	1,153	(31,707)	7,819
Depreciation and amortization	23,575	36,969	53,679	76,473
Impairment of real estate	1,520	0	33,240	12,267
Gain on disposition of real estate, net	(4)	321	(8,910)	(15,645)
FFO	$12,038	$38,443	$46,302	$80,914
FFO at SITE's ownership interests	$2,998	$7,696	$10,141	$15,671
Operating FFO at SITE's ownership interests	$2,998	$7,728	$10,183	$15,717

(1) Rental Income:
Minimum rents	$46,442	$79,304	$110,658	$161,642
Recoveries	15,334	24,849	34,809	48,593
Uncollectible revenue	(9,153)	(438)	(9,206)	(704)
Percentage rent	90	456	480	871

Balance Sheet
			At Period End
			2Q20	4Q19
Assets:
Land			$555,891	$895,427
Buildings			1,686,833	2,583,053
Improvements			158,526	233,303
			2,401,250	3,711,783
Depreciation			(565,623)	(949,879)
			1,835,627	2,761,904
Construction in progress and land			53,344	58,855
Real estate, net			1,888,971	2,820,759
Cash and restricted cash			62,395	109,260
Receivables, net			31,390	37,191
Other assets, net			98,627	147,129
Total Assets			$2,081,383	$3,114,339

Liabilities and Equity:
Mortgage debt			1,435,666	1,640,146
Notes and accrued interest payable to SITE			4,979	4,975
Other liabilities			99,936	142,754
Total Liabilities			1,540,581	1,787,875

Redeemable preferred equity			219,403	217,871
Accumulated equity			321,399	1,108,593
Total Equity			540,802	1,326,464
Total Liabilities and Equity			$2,081,383	$3,114,339

SITE Centers Corp.

Unconsolidated Joint Ventures at 100%

$ and GLA in thousands
		# of	Pro Rata	% of	Leased	Pro Rata	% of	PRS
	MSA	Properties	GLA	PRS GLA	Rate %	ABR	PRS ABR	ABR PSF
1	Atlanta-Sandy Springs-Roswell, GA	20	2,312	10.2%	89.5%	$28,714	8.1%	$14.07
2	Chicago-Naperville-Elgin, IL-IN-WI	6	1,182	5.2%	81.5%	24,754	7.0%	$26.14
3	Columbus, OH	8	1,592	7.0%	97.1%	23,983	6.8%	$16.41
4	Boston-Cambridge-Newton, MA-NH	2	1,421	6.3%	93.4%	22,023	6.2%	$26.13
5	Charlotte-Concord-Gastonia, NC-SC	4	1,391	6.2%	94.7%	21,345	6.0%	$16.20
6	Orlando-Kissimmee-Sanford, FL	7	1,229	5.4%	95.7%	21,004	5.9%	$18.57
7	Trenton, NJ	2	1,159	5.1%	97.3%	20,769	5.9%	$20.00
8	Denver-Aurora-Lakewood, CO	6	1,387	6.1%	86.8%	20,438	5.8%	$18.48
9	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,054	4.7%	95.8%	17,516	4.9%	$21.21
10	Los Angeles-Long Beach-Anaheim, CA	3	896	4.0%	95.8%	15,614	4.4%	$23.90
11	Phoenix-Mesa-Scottsdale, AZ	4	878	3.9%	92.2%	15,082	4.3%	$18.83
12	San Antonio-New Braunfels, TX	3	1,055	4.7%	83.3%	14,739	4.2%	$19.25
13	Cincinnati, OH-KY-IN	3	590	2.6%	90.6%	9,486	2.7%	$17.59
14	Washington-Arlington-Alexandria, DC-VA-MD-WV	2	430	1.9%	100.0%	9,351	2.6%	$21.56
15	Tampa-St. Petersburg-Clearwater, FL	9	701	3.1%	91.1%	9,234	2.6%	$17.43
16	New York-Newark-Jersey City, NY-NJ-PA	8	557	2.5%	92.7%	8,890	2.5%	$18.06
17	Portland-Vancouver-Hillsboro, OR-WA	2	415	1.8%	97.2%	8,725	2.5%	$23.08
18	Cleveland-Elyria, OH	2	564	2.5%	90.8%	7,155	2.0%	$14.10
19	Kansas City, MO-KS	2	495	2.2%	85.8%	6,477	1.8%	$14.98
20	Sacramento--Roseville--Arden-Arcade, CA	1	275	1.2%	99.6%	6,067	1.7%	$31.08
	Other	45	3,011	13.3%	94.7%	42,724	12.1%	$16.36
	Total	148	22,594	100.0%	92.4%	$354,090	100.0%	$18.51

SITE Centers Corp.

Top 20 MSA Exposure

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	Ahwatukee Foothills Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	20%	DTP	691	706	$18.31	AMC Theatres, Best Buy, Burlington, HomeGoods, Jo-Ann, Lina Home Furnishing, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
2	Arrowhead Crossing	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		345	416	$16.75	Barnes & Noble, DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Savers (U), Staples, T.J. Maxx
3	Deer Valley Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		197	460	$20.43	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
4	Paradise Village Gateway	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	67%	OTHER	295	295	$22.01	Bed Bath & Beyond, PetSmart, Ross Dress for Less, Staples
5	Buena Park Place	Los Angeles-Long Beach-Anaheim, CA	Buena Park	CA	100%		213	244	$17.56	Aldi, Kohl's, Michaels
6	Falcon Ridge Town Center	Los Angeles-Long Beach-Anaheim, CA	Fontana	CA	100%		291	438	$24.24	24 Hour Fitness, Michaels, Ross Dress for Less, Stater Bros Markets, Target (U)
7	The Pike Outlets	Los Angeles-Long Beach-Anaheim, CA	Long Beach	CA	100%		392	392	$22.87	Cinemark, H & M, Nike, Restoration Hardware
8	Ridge at Creekside	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	100%		275	289	$22.50	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy's Furniture Gallery, REI
9	Whole Foods at Bay Place	San Francisco-Oakland-Hayward, CA	Oakland	CA	100%		57	57	$46.39	Whole Foods
10	Hilltop Plaza	San Francisco-Oakland-Hayward, CA	Richmond	CA	20%	DDRM	246	246	$17.29	99 Cents Only, Century Theatre, City Sports Club, dd's Discounts, Ross Dress for Less
11	1000 Van Ness	San Francisco-Oakland-Hayward, CA	San Francisco	CA	100%		122	122	$20.23	The Studio Mix
12	Centennial Promenade	Denver-Aurora-Lakewood, CO	Centennial	CO	100%		443	827	$20.76	Conn's, Golf Galaxy, HomeGoods, IKEA (U), Michaels, Ross Dress for Less, Stickley Furniture, Total Wine & More
13	Chapel Hills	Denver-Aurora-Lakewood, CO	Colorado Springs	CO	100%		446	541	$13.97	Barnes & Noble, Best Buy, DSW, Michaels (U), Nordstrom Rack, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
14	University Hills	Denver-Aurora-Lakewood, CO	Denver	CO	100%		243	260	$19.32	King Soopers, Marshalls, Michaels, Pier 1 Imports
15	FlatAcres MarketCenter/Parker Pavilions	Denver-Aurora-Lakewood, CO	Parker	CO	100%		233	642	$18.91	24 Hour Fitness, Bed Bath & Beyond, Home Depot (U), Kohl's (U), Michaels, Office Depot, Walmart (U)
16	Guilford Commons	Hartford-West Hartford-East Hartford, CT	Guilford	CT	100%		125	125	$16.82	Bed Bath & Beyond, The Fresh Market
17	Connecticut Commons	Hartford-West Hartford-East Hartford, CT	Plainville	CT	20%	DTP	561	561	$13.25	AMC Theatres, Dick's Sporting Goods, DSW, Kohl's, Lowe's, Marshalls, Old Navy, PetSmart
18	Windsor Court	Hartford-West Hartford-East Hartford, CT	Windsor	CT	100%		79	276	$19.39	HomeGoods (U), Stop & Shop, Target (U)
19	Shoppes at Paradise Pointe	Crestview-Fort Walton Beach-Destin, FL	Fort Walton Beach	FL	20%	DDRM	84	84	$12.35	Publix
20	Melbourne Shopping Center	Palm Bay-Melbourne-Titusville, FL	Melbourne	FL	100%		210	210	$8.19	Big Lots, Club 4 Fitness, Indian River Antique Mall, Publix
21	Village Square at Golf	Miami-Fort Lauderdale-West Palm Beach, FL	Boynton Beach	FL	20%	DDRM	135	135	$15.99	Publix
22	Sheridan Square	Miami-Fort Lauderdale-West Palm Beach, FL	Dania	FL	20%	DDRM	67	67	$11.24	Walmart Neighborhood Market
23	Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	5%	BREDDR IV	134	134	$17.34	Ross Dress for Less, T.J. Maxx
24	The Shops at Midtown Miami	Miami-Fort Lauderdale-West Palm Beach, FL	Miami	FL	100%		467	467	$20.10	Dick's Sporting Goods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
25	River Run	Miami-Fort Lauderdale-West Palm Beach, FL	Miramar	FL	20%	DDRM	94	107	$14.02	Publix
26	Northlake Commons	Miami-Fort Lauderdale-West Palm Beach, FL	Palm Beach Gardens	FL	20%	DDRM	124	245	$15.12	Home Depot (U), Jo-Ann, Ross Dress for Less
27	Flamingo Falls	Miami-Fort Lauderdale-West Palm Beach, FL	Pembroke Pines	FL	20%	DDRM	108	148	$23.41	LA Fitness (U), The Fresh Market
28	The Fountains	Miami-Fort Lauderdale-West Palm Beach, FL	Plantation	FL	100%		430	489	$16.15	Dick's Sporting Goods, Jo-Ann, Kohl's, Marshalls/HomeGoods, Total Wine & More, Urban Air Trampoline & Adventure Park
29	Midway Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	Tamarac	FL	20%	DDRM	228	228	$13.84	Publix, Ross Dress for Less
30	Carillon Place	Naples-Immokalee-Marco Island, FL	Naples	FL	100%		265	281	$15.96	Bealls Outlet, DSW, OfficeMax, Ross Dress for Less, T.J. Maxx, Walmart Neighborhood Market
31	Countryside Shoppes	Naples-Immokalee-Marco Island, FL	Naples	FL	20%	DDRM	74	74	$12.22	Aldi, Athletica Health & Fitness
32	Heather Island	Ocala, FL	Ocala	FL	20%	DDRM	71	71	$11.51	Publix
33	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	Casselberry	FL	20%	DDRM	246	249	$14.87	Publix, Ross Dress for Less, Stein Mart, T.J. Maxx
34	Chickasaw Trail Shopping Center	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	75	81	$12.62	Publix
35	Lee Vista Promenade	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		311	311	$16.95	Academy Sports, Bealls Outlet, Epic Theatres, HomeGoods, Michaels, Ross Dress for Less

SITE Centers Corp.

Property List (excludes Blackstone acquisition properties)

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
36	Millenia Crossing	Orlando-Kissimmee-Sanford, FL	Orlando	FL	5%	BREDDR IV	100	100	$26.30	Nordstrom Rack
37	Skyview Plaza	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	263	263	$13.78	Badcock Home Furniture &more, dd's Discounts, Ross Dress for Less
38	Oviedo Park Crossing	Orlando-Kissimmee-Sanford, FL	Oviedo	FL	20%	DDRM	186	321	$11.27	Bed Bath & Beyond, Lowe's (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
39	Winter Garden Village	Orlando-Kissimmee-Sanford, FL	Winter Garden	FL	100%		759	1,129	$19.81	Bealls, Bed Bath & Beyond, Best Buy, Burlington, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe's (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
40	Creekwood Crossing	North Port-Sarasota-Bradenton, FL	Bradenton	FL	20%	DDRM	235	397	$11.72	Bealls, Bealls Outlet, Big Lots, Circustrix, Lowe's (U)
41	Lake Brandon Plaza	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		178	198	$14.19	Jo-Ann, Nordstrom Rack, Publix, Total Wine & More
42	Lake Brandon Village	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		114	258	$15.27	buybuy BABY, Lowe's (U), PetSmart
43	The Collection at Brandon Boulevard	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		222	222	$11.00	Bealls Outlet, Chuck E. Cheese's, Kane Furniture
44	Shoppes at Golden Acres	Tampa-St. Petersburg-Clearwater, FL	New Port Richey	FL	20%	DDRM	131	131	$11.47	Pepin Academies, Publix
45	The Shoppes of Boot Ranch	Tampa-St. Petersburg-Clearwater, FL	Palm Harbor	FL	100%		52	229	$26.33	Publix (U), Target (U)
46	North Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	20%	DDRM	108	226	$14.62	Publix, Walmart (U)
47	Southtown Center	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	100%		44	44	$34.52	—
48	The Shoppes at New Tampa	Tampa-St. Petersburg-Clearwater, FL	Wesley Chapel	FL	20%	DDRM	159	188	$16.28	Bealls, Office Depot (U), Publix
49	Brookhaven Plaza	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	70	70	$21.00	Stein Mart
50	Cascade Corners	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	67	67	$7.77	Kroger
51	Cascade Crossing	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	63	63	$10.74	Publix
52	Perimeter Pointe	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		353	353	$19.02	Dick's Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas
53	Hickory Flat Village	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	SAU	74	88	$13.89	Publix
54	Riverstone Plaza	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	DDRM	308	335	$12.71	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
55	Cumming Marketplace	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		310	708	$13.21	Home Depot (U), Lowe's, Michaels, OfficeMax, Walmart (U)
56	Cumming Town Center	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	311	$15.63	Ashley Furniture HomeStore, Best Buy, Dick's Sporting Goods, Staples, T.J. Maxx/HomeGoods
57	Sharon Greens	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		98	101	$11.94	Kroger
58	Flat Shoals Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	SAU	70	70	$10.56	Publix
59	Hairston Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	DDRM	58	58	$9.12	Goodwill
60	Market Square	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	100%		125	125	$11.51	Bargain Hunt
61	Paradise Shoppes of Ellenwood	Atlanta-Sandy Springs-Roswell, GA	Ellenwood	GA	20%	DDRM	68	68	$12.30	—
62	Towne Center Prado	Atlanta-Sandy Springs-Roswell, GA	Marietta	GA	20%	DTP	287	287	$12.70	Publix, Ross Dress for Less, Stein Mart
63	Sandy Plains Village	Atlanta-Sandy Springs-Roswell, GA	Roswell	GA	100%		174	174	$17.53	Movie Tavern
64	Presidential Commons	Atlanta-Sandy Springs-Roswell, GA	Snellville	GA	100%		376	376	$12.01	buybuy BABY, Home Depot, Jo-Ann, Kroger, Stein Mart
65	Deshon Plaza	Atlanta-Sandy Springs-Roswell, GA	Stone Mountain	GA	20%	SAU	64	64	$10.98	Publix
66	Johns Creek Town Center	Atlanta-Sandy Springs-Roswell, GA	Suwanee	GA	100%		303	303	$14.74	Kohl's, Michaels, PetSmart, Sprouts Farmers Market, Staples, Stein Mart
67	Cofer Crossing	Atlanta-Sandy Springs-Roswell, GA	Tucker	GA	20%	DDRM	136	278	$9.56	HomeGoods, Kroger, Walmart (U)
68	3030 North Broadway	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		132	132	$34.29	Mariano's, XSport Fitness
69	The Maxwell	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		238	238	$27.49	Burlington, Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx
70	Deer Park Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Deer Park	IL	50%	OTHER	356	406	$31.54	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
71	Woodfield Village Green	Chicago-Naperville-Elgin, IL-IN-WI	Schaumburg	IL	100%		509	675	$22.74	Bloomingdale's the Outlet Store, Container Store, Costco (U), HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, Trader Joe's
72	Brookside Marketplace	Chicago-Naperville-Elgin, IL-IN-WI	Tinley Park	IL	20%	DTP	317	602	$15.57	Best Buy, Dick's Sporting Goods, HomeGoods, Kohl's (U), Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
73	Highland Grove Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Highland	IN	20%	DDRM	312	541	$14.83	Best Buy (U), Burlington, Dick's Sporting Goods (U), Kohl's, Marshalls, Michaels, Target (U)

SITE Centers Corp.

Property List (excludes Blackstone acquisition properties)

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
74	Merriam Town Center / Merriam Village	Kansas City, MO-KS	Merriam	KS	100%		418	924	$15.07	Cinemark, Dick's Sporting Goods, Hobby Lobby, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart
75	Harundale Plaza	Baltimore-Columbia-Towson, MD	Glen Burnie	MD	20%	OTHER	218	218	$13.75	Regency Furniture
76	Gateway Center	Boston-Cambridge-Newton, MA-NH	Everett	MA	100%		640	640	$16.59	Costco, Dollar Tree, Home Depot, Michaels, Old Navy, Target, Total Wine & More
77	Shoppers World	Boston-Cambridge-Newton, MA-NH	Framingham	MA	100%		782	782	$26.22	AMC Theatres, Barnes & Noble, Best Buy, DSW, Hobby Lobby, HomeSense, Kohl's, Macy's Furniture Gallery, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx
78	Riverdale Shops	Springfield, MA	West Springfield	MA	20%	DDRM	274	274	$15.05	Kohl's, Stop & Shop
79	Independence Commons	Kansas City, MO-KS	Independence	MO	20%	DTP	386	403	$16.06	AMC Theatres, Barnes & Noble, Best Buy, Kohl's, Marshalls, Ross Dress for Less
80	The Promenade at Brentwood	St. Louis, MO-IL	Brentwood	MO	100%		338	338	$15.37	Burlington, Micro Center, PetSmart, Target, Trader Joe's
81	East Hanover Plaza	New York-Newark-Jersey City, NY-NJ-PA	East Hanover	NJ	100%		98	359	$20.75	Costco (U), HomeGoods, HomeSense, Target (U)
82	Edgewater Towne Center	New York-Newark-Jersey City, NY-NJ-PA	Edgewater	NJ	100%		76	76	$28.43	Whole Foods
83	Freehold Marketplace	New York-Newark-Jersey City, NY-NJ-PA	Freehold	NJ	100%		21	359	$33.40	Sam's Club (U), Walmart (U)
84	Lewandowski Commons	New York-Newark-Jersey City, NY-NJ-PA	Lyndhurst	NJ	20%	SAU	78	78	$24.37	Stop & Shop
85	Route 22 Retail Center	New York-Newark-Jersey City, NY-NJ-PA	Union	NJ	20%	DTP	112	237	$19.30	Dick's Sporting Goods, Target (U)
86	Consumer Centre	New York-Newark-Jersey City, NY-NJ-PA	West Long Branch	NJ	100%		293	293	$13.88	buybuy BABY, Dick's Sporting Goods, Home Depot
87	West Falls Plaza	New York-Newark-Jersey City, NY-NJ-PA	Woodland Park	NJ	20%	DDRM	91	91	$20.41	andThat!, Cost Plus World Market
88	Hamilton Marketplace	Trenton, NJ	Hamilton	NJ	100%		542	970	$19.44	Barnes & Noble, Bed Bath & Beyond, BJ's Wholesale Club (U), Kohl's, Lowe's (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)
89	Nassau Park Pavilion	Trenton, NJ	Princeton	NJ	100%		616	1,124	$18.07	Best Buy, Burlington, buybuy BABY, Dick's Sporting Goods, Home Depot (U), HomeGoods, HomeSense, Michaels, PetSmart, Raymour & Flanigan, Target (U), T.J. Maxx, Walmart (U), Wegmans
90	The Hub	New York-Newark-Jersey City, NY-NJ-PA	Hempstead	NY	5%	BREDDR IV	249	249	$12.40	Home Depot, Super Stop & Shop
91	Belgate Shopping Center	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		289	911	$16.43	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)
92	Carolina Pavilion	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		708	853	$13.98

AMC Theatres, Autozone, Bed Bath & Beyond, Big Lots, buybuy BABY, Conn's, Floor & Decor, Frontgate Outlet Store, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Sears Outlet, Target (U), Value City Furniture

93	Cotswold Village	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		262	262	$23.83	Harris Teeter, Marshalls, PetSmart
94	The Shops at The Fresh Market	Charlotte-Concord-Gastonia, NC-SC	Cornelius	NC	100%		131	131	$12.59	Stein Mart, The Fresh Market
95	Fayetteville Pavilion	Fayetteville, NC	Fayetteville	NC	20%	DDRM	274	274	$12.94	Christmas Tree Shops, Food Lion, Marshalls, Michaels, PetSmart
96	Shoppes at Oliver's Crossing	Greensboro-High Point, NC	Winston Salem	NC	20%	DDRM	77	77	$14.13	Lowes Foods
97	Meadowmont Village	Raleigh, NC	Chapel Hill	NC	20%	DDRM	211	225	$22.36	Harris Teeter
98	Clayton Corners	Raleigh, NC	Clayton	NC	20%	DDRM	126	126	$12.98	Lowes Foods
99	Sexton Commons	Raleigh, NC	Fuquay Varina	NC	20%	DDRM	49	49	$17.96	—
100	Poyner Place	Raleigh, NC	Raleigh	NC	20%	DTP	251	426	$17.50	Cost Plus World Market, Marshalls, Ross Dress for Less, Target (U)
101	University Centre	Wilmington, NC	Wilmington	NC	20%	DTP	418	525	$11.20	Bed Bath & Beyond, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sam's Club (U)
102	Kenwood Square	Cincinnati, OH-KY-IN	Cincinnati	OH	100%		427	461	$18.45	Dick's Sporting Goods, Macy's Furniture Gallery, Marshalls/HomeGoods, Michaels, T.J. Maxx, The Fresh Market
103	Waterstone Center	Cincinnati, OH-KY-IN	Mason	OH	100%		161	433	$16.54	Barnes & Noble, Best Buy, Costco (U), Michaels, Target (U)
104	Stow Community Center	Cleveland-Elyria, OH	Stow	OH	100%		406	508	$11.56	Bed Bath & Beyond, Giant Eagle, Hobby Lobby, Kohl's, OfficeMax, Target (U)
105	West Bay Plaza	Cleveland-Elyria, OH	Westlake	OH	100%		158	158	$22.89	Fresh Thyme Farmers Market, HomeSense
106	Easton Market	Columbus, OH	Columbus	OH	100%		502	552	$15.60	Bed Bath & Beyond, buybuy BABY, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Ross Dress for Less, Sierra Trading Post, T.J. Maxx, Value City Furniture
107	Hilliard Rome Commons	Columbus, OH	Columbus	OH	20%	DDRM	106	106	$14.38	Burlington, HomeGoods

SITE Centers Corp.

Property List (excludes Blackstone acquisition properties)

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
108	Lennox Town Center	Columbus, OH	Columbus	OH	50%	OTHER	374	374	$13.07	AMC Theatres, Barnes & Noble, Marshalls, Staples, Target
109	Polaris Towne Center	Columbus, OH	Columbus	OH	100%		459	730	$17.19	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe's (U), OfficeMax, T.J. Maxx, Target (U)
110	Sun Center	Columbus, OH	Columbus	OH	79%	OTHER	316	418	$15.84	Ashley Furniture HomeStore, Michaels, Staples, Stein Mart, Whole Foods
111	Perimeter Center	Columbus, OH	Dublin	OH	100%		136	136	$17.35	Giant Eagle
112	Derby Square	Columbus, OH	Grove City	OH	20%	DDRM	125	134	$11.40	Giant Eagle
113	Springfield Commons	Toledo, OH	Toledo	OH	20%	DDRM	272	272	$11.65	Bed Bath & Beyond, Kohl's, Planet Fitness
114	Tanasbourne Town Center	Portland-Vancouver-Hillsboro, OR-WA	Hillsboro	OR	100%		318	580	$20.51	Barnes & Noble, Bed Bath & Beyond, Best Buy (U), Marshalls, Michaels, Nordstrom Rack (U), Office Depot, Ross Dress for Less, Sierra Trading Post, Target (U)
115	The Blocks	Portland-Vancouver-Hillsboro, OR-WA	Portland	OR	100%		97	97	$32.21	—
116	Southmont Plaza	Allentown-Bethlehem-Easton, PA-NJ	Easton	PA	5%	BREDDR IV	251	386	$16.51	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Lowe's (U), Michaels, Staples
117	Ashbridge Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Downingtown	PA	5%	BREDDR IV	386	386	$8.87	Christmas Tree Shops, Home Depot, Jo-Ann
118	Ashley Crossing	Charleston-North Charleston, SC	Charleston	SC	20%	DTP	208	217	$10.65	Food Lion, Jo-Ann, Kohl's, Marshalls
119	Wando Crossing	Charleston-North Charleston, SC	Mount Pleasant	SC	100%		214	335	$13.28	Marshalls/HomeGoods, Michaels, Office Depot, T.J. Maxx, Walmart (U)
120	Midtowne Park	Greenville-Anderson-Mauldin, SC	Anderson	SC	5%	BREDDR III	167	174	$9.83	Dick's Sporting Goods, HomeGoods, Kohl's
121	The Point	Greenville-Anderson-Mauldin, SC	Greenville	SC	20%	SAU	104	104	$17.82	REI, Whole Foods
122	The Plaza at Carolina Forest	Myrtle Beach-Conway-North Myrtle Beach, SC-NC	Myrtle Beach	SC	20%	SAU	138	141	$13.86	Kroger
123	American Way	Memphis, TN-MS-AR	Memphis	TN	20%	SAU	110	110	$7.05	—
124	Crossroads Square	Morristown, TN	Morristown	TN	20%	SAU	70	95	$6.11	Bargain Hunt, OfficeMax (U)
125	Cool Springs Pointe	Nashville-Davidson-Murfreesboro-Franklin, TN	Brentwood	TN	100%		198	198	$16.15	Best Buy, Ross Dress for Less
126	Vintage Plaza	Austin, TX	Round Rock	TX	100%		41	41	$26.56	—
127	The Marketplace at Highland Village	Dallas-Fort Worth-Arlington, TX	Highland Village	TX	100%		207	451	$17.94	DSW, LA Fitness, T.J. Maxx/HomeGoods, Walmart (U)
128	Bandera Pointe	San Antonio-New Braunfels, TX	San Antonio	TX	100%		500	851	$12.80	Barnes & Noble, Gold's Gym, Jo-Ann, Kohl's (U), Lowe's, Old Navy, Ross Dress for Less, Spec's Wine, Spirits & Finer Foods (U), T.J. Maxx, Target (U), Urban Air Trampoline & Adventure Park
129	Terrell Plaza	San Antonio-New Braunfels, TX	San Antonio	TX	100%		108	243	$20.14	Ross Dress for Less, Target (U)
130	Village at Stone Oak	San Antonio-New Braunfels, TX	San Antonio	TX	100%		448	623	$21.92	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)
131	Commonwealth Center	Richmond, VA	Midlothian	VA	20%	DTP	166	166	$16.65	Michaels, Stein Mart, The Fresh Market
132	Downtown Short Pump	Richmond, VA	Richmond	VA	100%		126	252	$22.36	Barnes & Noble, Regal Cinemas
133	White Oak Village	Richmond, VA	Richmond	VA	5%	BREDDR III	432	956	$15.99	JCPenney, K&G Fashion Superstore, Lowes (U), Michaels, PetSmart, Publix, Target (U)
134	Kroger Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Virginia Beach	VA	20%	SAU	68	86	$3.55	Kroger
135	Fairfax Towne Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		253	253	$20.49	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
136	Springfield Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Springfield	VA	100%		177	177	$23.54	Barnes & Noble, Bed Bath & Beyond, DSW, Marshalls, Michaels, The Tile Shop
137	Apple Blossom Corners	Winchester, VA-WV	Winchester	VA	20%	DDRM	243	243	$12.09	Books-A-Million, HomeGoods, Kohl's, Martin's
			Total				32,606	43,193
Note: (U) indicates unowned. Anchors include tenants greater than 20K SF
BREDDR III - BRE DDR Retail Holdings III
BREDDR IV - BRE DDR Retail Holdings IV
DDRM - DDRM Properties
DTP - Dividend Trust Portfolio
SAU - DDR-SAU Retail Fund

SITE Centers Corp.

Property List (excludes Blackstone acquisition properties)

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	Shops at Prescott Gateway	Prescott, AZ	Prescott	AZ	5%	BREDDR III	35	35	$29.41	Trader Joe's
2	Silverado Plaza	Tucson, AZ	Tucson	AZ	5%	BREDDR III	78	79	$8.59	Safeway
3	Cornerstar	Denver-Aurora-Lakewood, CO	Aurora	CO	5%	BREDDR III	430	585	$19.95	24 Hour Fitness, HomeGoods, Marshalls, Ross Dress for Less, Target (U), Ulta Beauty
4	The Forum	Cape Coral-Fort Myers, FL	Fort Myers	FL	5%	BREDDR III	190	458	$16.18	Bed Bath & Beyond, Defy Extreme Air Sports, Home Depot (U), Ross Dress for Less, Staples, Target (U)
5	Nature Coast Commons	Tampa-St. Petersburg-Clearwater, FL	Spring Hill	FL	5%	BREDDR III	226	552	$14.90	Aldi, Best Buy, JCPenney (U), PetSmart, Ross Dress for Less, Walmart (U)
6	Stonebridge Village	Atlanta-Sandy Springs-Roswell, GA	Flowery Branch	GA	5%	BREDDR III	157	504	$18.01	Home Depot (U), Kohl's (U), PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
7	Glynn Isles	Brunswick, GA	Brunswick	GA	5%	BREDDR III	193	518	$15.22	Ashley Furniture HomeStore (U), Dick's Sporting Goods, Lowe's (U), Michaels, Office Depot, PetSmart, Ross Dress for Less, Target (U)
8	Valley Center	Saginaw, MI	Saginaw	MI	5%	BREDDR III	409	419	$10.26	Barnes & Noble, Burlington, Dick's Sporting Goods, DSW, HomeGoods, Michaels, PetSmart, T.J. Maxx
9	Western Hills Square	Cincinnati, OH-KY-IN	Cincinnati	OH	5%	BREDDR III	34	258	$12.78	Kroger (U), PetSmart, Walmart (U)
10	Powell Center	Columbus, OH	Lewis Center	OH	5%	BREDDR III	202	233	$13.54	Giant Eagle, HomeGoods, Marshalls, Michaels
11	Eastchase Market	Dallas-Fort Worth-Arlington, TX	Fort Worth	TX	5%	BREDDR III	262	420	$12.77	Aldi (U), AMC Theatres, Marshalls, Ross Dress for Less, Spec's Wine, Spirits, & Finer Foods, Target (U)
			Total				2,215	4,060
Note: (U) indicates unowned. Anchors include tenants greater than 20K SF
BREDDR III - BRE DDR Retail Holdings III

SITE Centers Corp.

Property List – Blackstone acquisition properties

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Rental Income (Revenues)

•	Percentage and overage rents that are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

Lease Modification Accounting

•

Elected not to apply lease modification accounting to lease amendments in which the total amount of rent due under the lease is substantially the same and there has been no increase in the lease term.  A majority of the Company’s concession amendments within this category provide for the deferral of rental payments to a later date within the remaining lease term.

•

If abatements are granted as part of a lease amendment, the Company has elected to not treat the abatements as variable rent and instead will record the concession’s impact over the tenant’s remaining lease term on a straight-line basis.  Modifications to leases that involve an increase in the lease term have been treated as a lease modification.

•

For those tenants where the Company is unable to assert that collection of amounts due over the lease term is probable, regardless if the Company has entered into a deferral agreement to extend the payment terms, the Company has categorized these tenants on the cash basis of accounting.  As a result, no rental income is recognized from such tenants once they have been placed on the cash basis of accounting until payments are received and all existing accounts receivable relating to these tenants have been reserved in full, including straight-line rental income.  The Company will remove the cash basis designation and resume recording rental income from such tenants during the period earned at such time it believes collection from the tenants is probable based upon a demonstrated payment history or recapitalization event.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•	The Company does not capitalize any executive officer compensation.
•

General and administrative expenses include executive property management compensation and related expenses.  Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings31.5 to 40 years

Building Improvements5 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs.  Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•

Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.  The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

Leasing Spreads

•

Leasing spreads are calculated by comparing the prior tenant's annual base rent in the final year of the old lease to the new tenant's annual base rent in the first year of the new lease.  The reported calculation, "Comparable", only includes deals executed within one year of the date that the prior tenant vacated.  "Non-comp" deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•

Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs.  Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord's property value and typically extend the life of the asset in excess of the lease term.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis.  The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.

The Company believes that certain charges, income and gains recorded in its operating results are not comparable or reflective of its core operating performance.  Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include write-off of preferred share original issuance costs, gains/losses on the early extinguishment of debt, hurricane-related activity, certain transaction fee income, transaction costs and other restructuring type costs.  The disclosure of these adjustments is regularly requested by users of the Company’s financial statements.  The adjustment for these charges, income and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges, income and gains are non-recurring.  These charges, income and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor

SITE Centers Corp.

Non-GAAP Measures

Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements.  Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure.  NOI is calculated as property revenues less property-related expenses.  The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI.  The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments.  SSNOI includes assets owned in comparable periods (15 months for quarter comparisons).  In addition, SSNOI is presented both including and excluding activity associated with development and major redevelopment.  In addition, SSNOI excludes all non-property and corporate level revenue and expenses.  Other real estate companies may calculate NOI and SSNOI in a different manner.  The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.  SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

SSNOI is not, and is not intended to be, a presentation in accordance with GAAP.  SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets.  SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  SSNOI does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs.  SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided herein.

SITE Centers Corp.

Non-GAAP Measures

Other Measures

SITE Pro Rata Share Financial Information

The Company believes that the SITE pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP.  SITE share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of SITE compared to other REITs.  Other real estate companies may calculate such information in a different manner.

SITE does not control the unconsolidated joint ventures and the presentations of SITE JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items.  The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in SITE’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.  The presentation of this information has limitations as an analytical tool.  Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (trailing twelve months), as opposed to net income determined in accordance with GAAP.  Adjusted EBITDA is calculated as net income attributable to SITE before interest, income taxes, depreciation and amortization for the trailing twelve months and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance.  Net effective debt is calculated as the average of the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the beginning of the twelve-month period and the balance sheet date presented.  Such amounts are calculated at the Company’s proportionate share of ownership.

The Company also calculates EBITDAre as net income attributable to SITE before interest, income taxes, depreciation and amortization, gains and losses from disposition of real estate property and related investments, impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests and gain and losses from changes in control, all for the trailing twelve months.  Such amount is also calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity.  The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies.  Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition.  The reconciliations of Adjusted EBITDA and net effective debt used in the consolidated and prorata Debt/Adjusted EBITDA ratios to their most directly comparable GAAP measures of net income (loss) and debt have been provided in the Debt Summary section.

SITE Centers Corp.

Non-GAAP Measures

GLA in thousands
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Shopping Center Summary
Operating Centers – 100%	148	148	170	169	171
Wholly Owned - SITE	69	69	69	66	68
JV Portfolio	79	79	101	103	103

Owned and Ground Lease GLA – 100%	34,821	34,815	41,972	43,058	43,317
Wholly Owned - SITE	19,594	19,591	19,572	19,392	19,646
JV Portfolio – 100%	15,227	15,224	22,400	23,666	23,671
Unowned GLA – 100%	12,433	12,433	15,077	15,301	15,332

Quarterly Operational Overview
SITE (100%)
Base Rent PSF	$17.22	$17.19	$16.67	$16.52	$16.50
Base Rent PSF < 10K	$27.09	$27.04	$26.48	$26.25	$25.98
Base Rent PSF > 10K	$14.26	$14.24	$13.82	$13.76	$13.77
Commenced Rate	89.9%	89.9%	90.8%	90.9%	90.4%
Leased Rate	92.1%	92.5%	93.6%	93.6%	93.5%
Leased Rate < 10K SF	85.2%	85.7%	86.3%	86.6%	87.6%
Leased Rate > 10K SF	94.3%	94.8%	95.9%	95.8%	95.3%

Joint Venture (100%)
Base Rent PSF	$15.16	$15.10	$14.90	$14.90	$14.91
Leased Rate	91.7%	92.0%	93.4%	92.9%	93.1%
Leased Rate < 10K SF	83.5%	83.8%	85.0%	85.2%	86.3%
Leased Rate > 10K SF	94.7%	94.9%	96.3%	95.4%	95.4%

SITE Centers Corp.

Portfolio Summary at 100%

Wholly Owned at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
2Q20	7	72,186	$16.43	$13.13	25.1%	8.6	13	101,870	$19.87	8.8
1Q20	9	26,769	$25.77	$19.68	30.9%	7.6	19	59,616	$26.61	8.9
4Q19	13	40,420	$34.56	$30.02	15.1%	8.4	28	148,577	$24.32	10.2
3Q19	13	47,657	$32.40	$28.04	15.5%	10.8	24	148,830	$19.81	10.1
	42	187,032	$25.76	$21.52	19.7%	9.1	84	458,893	$22.17	9.7

Renewals
2Q20	24	264,130	$15.16	$14.13	7.3%	4.9	24	264,130	$15.16	4.9
1Q20	44	428,852	$18.69	$18.06	3.5%	6.4	44	428,852	$18.69	6.4
4Q19	44	301,773	$20.27	$20.14	0.6%	6.4	44	301,773	$20.27	6.4
3Q19	49	473,518	$18.25	$17.50	4.3%	5.7	49	473,518	$18.25	5.7
	161	1,468,273	$18.24	$17.60	3.6%	5.9	161	1,468,273	$18.24	5.9

New + Renewals
2Q20	31	336,316	$15.43	$13.91	10.9%	5.7	37	366,000	$16.47	6.2
1Q20	53	455,621	$19.10	$18.16	5.2%	6.5	63	488,468	$19.65	6.8
4Q19	57	342,193	$21.96	$21.30	3.1%	6.8	72	450,350	$21.61	7.8
3Q19	62	521,175	$19.54	$18.47	5.8%	6.4	73	622,348	$18.62	6.8
	203	1,655,305	$19.09	$18.04	5.8%	6.4	245	1,927,166	$19.17	7.0

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases (1)
2Q20	97,270	$19.62	$1.35	$7.72	$0.74	$9.81	$9.81	8.6
1Q20	46,817	$28.68	$3.09	$3.32	$1.58	$7.99	$20.69	8.6
4Q19	71,917	$30.04	$4.98	$3.39	$1.81	$10.18	$19.86	8.7
3Q19	136,371	$20.38	$2.83	$1.60	$0.88	$5.31	$15.07	10.3
	352,375	$23.24	$2.92	$3.76	$1.12	$7.80	$15.44	9.2

Renewals
2Q20	264,130	$15.76	$0.00	$0.00	$0.01	$0.01	$15.75	4.9
1Q20	428,852	$18.99	$0.84	$0.00	$0.06	$0.90	$18.09	6.4
4Q19	301,773	$20.78	$0.75	$0.00	$0.07	$0.82	$19.96	6.4
3Q19	473,518	$18.58	$0.39	$0.00	$0.00	$0.39	$18.19	5.7
	1,468,273	$18.64	$0.55	$0.00	$0.04	$0.59	$18.05	5.9

New + Renewals
2Q20	361,400	$16.80	$0.52	$2.97	$0.29	$3.78	$13.02	6.1
1Q20	475,669	$19.94	$1.11	$0.42	$0.25	$1.78	$18.16	6.7
4Q19	373,690	$22.56	$1.75	$0.81	$0.49	$3.05	$19.51	7.0
3Q19	609,889	$18.98	$1.22	$0.55	$0.30	$2.07	$16.91	6.7
	1,820,648	$19.53	$1.17	$1.01	$0.33	$2.51	$17.02	6.7

(1) New Leases exclude development and redevelopment activity.

SITE Centers Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
2Q20	6	12,791	$16.01	$19.06	-16.0%	5.6	9	62,180	$11.30	8.2
1Q20	6	125,650	$11.28	$11.46	-1.6%	8.1	11	169,924	$11.88	9.6
4Q19	13	72,478	$19.15	$17.19	11.4%	8.8	34	300,243	$14.72	9.7
3Q19	20	139,112	$17.20	$16.95	1.5%	8.1	36	215,036	$16.15	8.0
	45	350,031	$15.44	$15.10	2.3%	8.2	90	747,383	$14.20	9.0

Renewals
2Q20	27	454,177	$10.54	$10.19	3.4%	5.0	27	454,177	$10.54	5.0
1Q20	61	306,913	$17.24	$16.97	1.6%	5.8	61	306,913	$17.24	5.8
4Q19	66	565,472	$14.46	$13.87	4.3%	4.9	66	565,472	$14.46	4.9
3Q19	75	659,663	$15.14	$14.53	4.2%	5.0	75	659,663	$15.14	5.0
	229	1,986,225	$14.22	$13.73	3.6%	5.1	229	1,986,225	$14.22	5.1

New + Renewals
2Q20	33	466,968	$10.69	$10.43	2.5%	5.1	36	516,357	$10.63	5.4
1Q20	67	432,563	$15.51	$15.37	0.9%	6.3	72	476,837	$15.33	6.8
4Q19	79	637,950	$14.99	$14.25	5.2%	5.5	100	865,715	$14.55	6.6
3Q19	95	798,775	$15.50	$14.95	3.7%	5.6	111	874,699	$15.39	5.8
	274	2,336,256	$14.40	$13.93	3.4%	5.6	319	2,733,608	$14.21	6.2

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
2Q20	62,180	$11.91	$1.76	$0.14	$0.21	$2.11	$9.80	8.2
1Q20	169,924	$12.37	$0.79	$3.82	$0.36	$4.97	$7.40	9.6
4Q19	300,243	$15.24	$2.53	$1.92	$0.62	$5.07	$10.17	9.7
3Q19	215,036	$16.76	$1.50	$1.59	$0.58	$3.67	$13.09	8.0
	747,383	$14.75	$1.80	$2.17	$0.52	$4.49	$10.26	9.0

Renewals
2Q20	454,177	$10.59	$0.00	$0.00	$0.01	$0.01	$10.58	5.0
1Q20	306,913	$17.70	$0.21	$0.01	$0.00	$0.22	$17.48	5.8
4Q19	565,472	$14.66	$0.07	$0.02	$0.00	$0.09	$14.57	4.9
3Q19	659,663	$15.31	$0.00	$0.00	$0.01	$0.01	$15.30	5.0
	1,986,225	$14.41	$0.06	$0.01	$0.00	$0.07	$14.34	5.1

New + Renewals
2Q20	516,357	$10.75	$0.32	$0.03	$0.05	$0.40	$10.35	5.4
1Q20	476,837	$15.80	$0.51	$1.91	$0.18	$2.60	$13.20	6.8
4Q19	865,715	$14.86	$1.33	$1.00	$0.32	$2.65	$12.21	6.6
3Q19	874,699	$15.66	$0.52	$0.55	$0.20	$1.27	$14.39	5.8
	2,733,608	$14.51	$0.75	$0.87	$0.21	$1.83	$12.68	6.2

SITE Centers Corp.

Leasing Summary

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	2	57	$658	$11.54	0.3%	25	58	$1,509	$26.02	1.5%	27	115	$2,167	$18.84	0.7%
2020	3	66	646	$9.79	0.3%	60	165	4,813	$29.17	4.9%	63	231	5,459	$23.63	1.9%
2021	44	1,160	18,267	$15.75	9.5%	162	441	12,233	$27.74	12.5%	206	1,601	30,500	$19.05	10.5%
2022	63	1,914	28,483	$14.88	14.8%	182	509	14,739	$28.96	15.1%	245	2,423	43,222	$17.84	14.9%
2023	73	2,128	30,395	$14.28	15.8%	172	519	15,354	$29.58	15.7%	245	2,647	45,749	$17.28	15.8%
2024	67	2,022	28,795	$14.24	15.0%	156	414	12,891	$31.14	13.2%	223	2,436	41,686	$17.11	14.4%
2025	56	1,522	26,712	$17.55	13.9%	117	340	9,165	$26.96	9.4%	173	1,862	35,877	$19.27	12.4%
2026	29	746	10,894	$14.60	5.7%	62	210	6,673	$31.78	6.8%	91	956	17,567	$18.38	6.1%
2027	19	561	11,326	$20.19	5.9%	45	162	4,565	$28.18	4.7%	64	723	15,891	$21.98	5.5%
2028	17	519	8,013	$15.44	4.2%	53	181	5,374	$29.69	5.5%	70	700	13,387	$19.12	4.6%
2029	19	502	9,816	$19.55	5.1%	51	170	5,235	$30.79	5.4%	70	672	15,051	$22.40	5.2%
Thereafter	35	1,088	18,302	$16.82	9.5%	48	189	5,034	$26.63	5.2%	83	1,277	23,336	$18.27	8.0%
Total	427	12,285	$192,307	$15.65	100.0%	1,133	3,358	$97,585	$29.06	100.0%	1,560	15,643	$289,892	$18.53	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	25	$285	$11.40	0.1%	22	50	$1,296	$25.92	1.3%	23	75	$1,581	$21.08	0.5%
2020	2	41	521	$12.71	0.3%	43	116	3,484	$30.03	3.6%	45	157	4,005	$25.51	1.4%
2021	12	242	4,626	$19.12	2.4%	103	242	6,952	$28.73	7.1%	115	484	11,578	$23.92	4.0%
2022	10	213	3,781	$17.75	2.0%	96	251	7,164	$28.54	7.3%	106	464	10,945	$23.59	3.8%
2023	4	85	2,269	$26.69	1.2%	90	241	6,799	$28.21	7.0%	94	326	9,068	$27.82	3.1%
2024	10	196	3,320	$16.94	1.7%	82	175	5,885	$33.63	6.0%	92	371	9,205	$24.81	3.2%
2025	9	186	2,858	$15.37	1.5%	74	182	5,056	$27.78	5.2%	83	368	7,914	$21.51	2.7%
2026	7	141	3,167	$22.46	1.6%	54	154	4,835	$31.40	5.0%	61	295	8,002	$27.13	2.8%
2027	12	258	5,146	$19.95	2.7%	67	184	5,802	$31.53	5.9%	79	442	10,948	$24.77	3.8%
2028	22	454	6,579	$14.49	3.4%	70	215	6,652	$30.94	6.8%	92	669	13,231	$19.78	4.6%
2029	10	295	4,324	$14.66	2.2%	59	159	4,735	$29.78	4.9%	69	454	9,059	$19.95	3.1%
Thereafter	328	10,149	155,431	$15.31	80.8%	373	1,389	38,925	$28.02	39.9%	701	11,538	194,356	$16.84	67.0%
Total	427	12,285	$192,307	$15.65	100.0%	1,133	3,358	$97,585	$29.06	100.0%	1,560	15,643	$289,892	$18.53	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Leasing Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	55	$499	$9.07	0.4%	32	63	$1,417	$22.49	1.9%	33	118	$1,916	$16.24	1.0%
2020	10	322	2,924	$9.08	2.6%	56	118	3,091	$26.19	4.1%	66	440	6,015	$13.67	3.2%
2021	45	1,447	17,038	$11.77	15.3%	200	480	12,023	$25.05	15.9%	245	1,927	29,061	$15.08	15.6%
2022	49	1,370	15,646	$11.42	14.1%	188	509	12,057	$23.69	16.0%	237	1,879	27,703	$14.74	14.8%
2023	47	1,221	14,629	$11.98	13.2%	185	495	11,555	$23.34	15.3%	232	1,716	26,184	$15.26	14.0%
2024	52	1,737	19,087	$10.99	17.2%	176	494	11,911	$24.11	15.8%	228	2,231	30,998	$13.89	16.6%
2025	36	1,050	13,626	$12.98	12.2%	123	337	7,634	$22.65	10.1%	159	1,387	21,260	$15.33	11.4%
2026	17	511	5,360	$10.49	4.8%	40	138	3,411	$24.72	4.5%	57	649	8,771	$13.51	4.7%
2027	11	222	3,404	$15.33	3.1%	37	117	3,324	$28.41	4.4%	48	339	6,728	$19.85	3.6%
2028	16	476	6,696	$14.07	6.0%	38	110	3,360	$30.55	4.4%	54	586	10,056	$17.16	5.4%
2029	9	294	3,547	$12.06	3.2%	47	142	3,627	$25.54	4.8%	56	436	7,174	$16.45	3.8%
Thereafter	14	565	8,784	$15.55	7.9%	31	92	2,126	$23.11	2.8%	45	657	10,910	$16.61	5.8%
Total	307	9,270	$111,240	$12.00	100.0%	1,153	3,095	$75,536	$24.41	100.0%	1,460	12,365	$186,776	$15.11	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	55	499	$9.07	0.4%	25	50	$1,100	$22.00	1.5%	26	105	$1,599	$15.23	0.9%
2020	2	42	530	$12.62	0.5%	44	86	2,271	$26.41	3.0%	46	128	2,801	$21.88	1.5%
2021	4	94	1,393	$14.82	1.3%	133	281	7,204	$25.64	9.5%	137	375	8,597	$22.93	4.6%
2022	11	245	3,147	$12.84	2.8%	113	254	6,108	$24.05	8.1%	124	499	9,255	$18.55	5.0%
2023	7	95	1,478	$15.56	1.3%	122	291	6,917	$23.77	9.2%	129	386	8,395	$21.75	4.5%
2024	5	74	980	$13.24	0.9%	106	272	6,693	$24.61	8.9%	111	346	7,673	$22.18	4.1%
2025	10	164	2,557	$15.59	2.3%	91	210	4,490	$21.38	5.9%	101	374	7,047	$18.84	3.8%
2026	5	87	1,339	$15.39	1.2%	60	145	3,345	$23.07	4.4%	65	232	4,684	$20.19	2.5%
2027	7	149	1,703	$11.43	1.5%	65	179	5,109	$28.54	6.8%	72	328	6,812	$20.77	3.6%
2028	6	131	1,819	$13.89	1.6%	67	192	4,902	$25.53	6.5%	73	323	6,721	$20.81	3.6%
2029	14	317	3,518	$11.10	3.2%	71	184	4,648	$25.26	6.2%	85	501	8,166	$16.30	4.4%
Thereafter	235	7,817	92,277	$11.80	83.0%	256	951	22,749	$23.92	30.1%	491	8,768	115,026	$13.12	61.6%
Total	307	9,270	$111,240	$12.00	100.0%	1,153	3,095	$75,536	$24.41	100.0%	1,460	12,365	$186,776	$15.11	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Leasing Expirations

SITE CENTERS INVESTOR RELATIONS DEPARTMENT 3300 Enterprise Pkwy, Beachwood, OH 44122   O: 216-755-5500   F: 216-755-1500 sitecenters.com • NYSE: SITC